UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23015

SEI Catholic Values Trust

SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: February 28, 2021

Date of reporting period: February 28, 2021

Item 1.	Reports to Stockholders.

February 28, 2021

ANNUAL REPORT

SEI Catholic Values Trust

›	Catholic Values Equity Fund
›	Catholic Values Fixed Income Fund

Paper copies of the Funds’ shareholder reports are no longer sent by mail, unless you specifically request them from the Funds or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Funds’ website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

February 28, 2021 (Unaudited)

To our Shareholders:

The fiscal year ending February 28, 2021, began with equity markets hitting all-time highs in February before unease about the international spread of a novel coronavirus (COVID-19) began to dominate investor concerns; by the end of March, most equity indexes had fallen into bear-market territory. Plans to reopen economic activity and developments in the race for COVID-19 treatments eventually encouraged investors as the year went on. Global financial markets rallied sharply amid renewed “risk-on” sentiment, with U.S. equity markets eclipsing their pre-pandemic peaks and finishing the fiscal year near all-time highs.

Central bank intervention largely succeeded in restraining a rapidly developing financial crisis in early 2020. Their actions—ensuring ample liquidity across markets and driving borrowing costs downward—created opportunities in rates markets, fixed-income spread sectors and inflation-sensitive asset classes.

Central banks aggressively pursued accommodative monetary policy, asset purchase programs and record-fiscal stimulus measures during the fiscal year. Financial markets anticipated increased volatility around the U.S. presidential election, but with Joe Biden winning a close election for U.S. president and the announcement of effective vaccines thereafter, markets advanced higher and volatility declined. The U.S. Treasury yield curve initially steepened on the election and vaccine news but flattened modestly over the course of the fiscal year as long-term yields declined with increasing virus cases.

The Federal Reserve’s federal-funds rate target continued to range between 0.0% and 0.25%, and the Federal Open Market Committee (FOMC) remained committed to purchasing Treasurys and agency mortgage-backed securities (MBS). Federal Reserve (Fed) Chair Jerome Powell pledged to continue supporting the economy via monetary policy during his semi-annual congressional testimony on February 24, 2021.

Near the end of the fiscal year, we witnessed a steep rise in rates, as promising vaccine results spurred a more optimistic view of the global economic trajectory. The accelerating climb in U.S. Treasury yields since mid-February, along with another recent bout of dysfunction in the U.S. repurchase (repo) market—an important source of short-term U.S. dollar funding for banks and other entities—caused an uptick in market volatility and risk aversion. Interest rates increased as a result of improving growth and rising inflation expectations, both of which received a boost from recent economic reports and leading indicators

The year was also characterized by a polarized equity market. High-flying technology companies shared the spotlight with businesses that benefited from the pandemic. In both cases, a narrow band of extraordinarily high-priced stocks led the market higher as reasonably priced, fundamentally sound businesses languished.

U.S. equities generally outpaced major developed markets during the fiscal year. American companies dominated the stay-at-home economy; the slowdown in business activity was comparably shallower in the U.S. than in most other countries, while the eventual rebound was stronger.

Geopolitical Events

Market volatility accelerated in the first quarter of 2020 following concerns about COVID-19 and its eventual economic effect: as the outbreak spread from China to other countries, governments issued stay-at-home orders and initiated widespread lockdowns. Beyond the threat to public health, the outbreak and resulting containment measures evoked concerns about the potential halt to global economic activity. Nevertheless, markets remained generally optimistic at the end of the reporting period as forward-looking investors attempted to spot sources of encouragement.

In the U.S. general election in November, Joe Biden was declared the winner of the presidential race in early November. Most candidates from the Republican Party performed better in their races for state- and national-level offices compared to President Trump’s quest for a second term; in January, a violent security breach of the U.S. Capitol by a mob of protesters delayed—but did not stop—the counting of electoral votes in the U.S. Congress. Trump was impeached by the House of Representatives for inciting an insurrection—the first president in U.S. history to be impeached twice. Two weeks later, Joe Biden was inaugurated as president under heavy security provided by 25,000 National Guard troops.

SEI Catholic Values Trust / Annual Report / February 28, 2021	1

LETTER TO SHAREHOLDERS (Continued)

February 28, 2021 (Unaudited)

The new Biden administration worked with the Congress to confirm top-level cabinet positions, enacted a series of COVID-19-related executive actions, and began to tackle a range of other priorities, including a $1.9 trillion fiscal stimulus package. Biden’s Democratic Party holds slim majorities in both houses of the Congress and can therefore enact budget-related plans without bi-partisan support; nevertheless, as January concluded, the new administration remained open to negotiations with moderate Republicans over a potential compromise.

China and the U.S. formalized a “phase one” trade deal just before the start of the reporting period in mid-January 2020 that offered tariff relief to China (via the reduction of existing tariffs and the delay of additional scheduled tariffs). In exchange, China committed to purchasing $200 billion in U.S. products over a two-year period; addressing its long-standing practice of forcing the transfer of intellectual property and technology to Chinese counterparts in exchange for access to the Chinese market; and promising to continue opening its financial-services industry to foreign investors. The tense U.S.-China relationship was stressed in May by a U.S. push for more transparency in the ownership of U.S.-listed Chinese companies and the U.S. government’s barring of certain Chinese securities from its retirement plans.

The United States-Mexico-Canada trade agreement was ratified by all three countries and officially replaced the North American Free Trade Agreement on July 1. The Trump administration announced in September that it would not pursue a 10% tariff on U.S. imports of Canadian aluminum previously announced in August, as trade is now expected to normalize following high import levels earlier in 2020. President Trump and France’s President Emmanuel Macron successfully walked back threats of tariffs that originated with French plans for a digital tax that would have targeted U.S.-based multi-national technology companies. The prospect of a digital tax re-surfaced in other countries—including the U.K., Italy, Austria and Turkey—which prompted more threats of retailiatory tariffs by Treasury Secretary Steven Mnuchin. Sajid Javid, the UK’s former Chancellor of the Exchequer, disappointed Secretary Mnuchin by explaining during a joint interview in late January 2020 at the World Economic Forum that the U.K. would prioritize trade negotiations with the EU over a deal with the U.S.

Economic Performance

U.S. gross domestic product (GDP) declined 5.0% in the first quarter of 2020, the largest drop since the global financial crisis, although it reflected just two weeks of lockdowns that began across the country in March. The economy then contracted by a worst-ever 31.4% in the second quarter, falling in all 50 states. The abrupt halt to the 10-year economic expansion came amid mandated lockdowns throughout most of the country. The third quarter saw a record 33.4% rebound, fueled by over $3 trillion in pandemic relief. A 4.0% gain in the fourth quarter resulted in a decline of 3.5% for the full year, the worst figure since at least the end of World War II.

The U.S. unemployment rate touched a 50-year low of 3.5% at the start of the fiscal year before jumping as high as 14.8% in April and remaining over 10.0% through July, with the final figure settling at 6.3% in January 2021; the number of Americans filing for initial unemployment benefits hit record numbers as many non-essential businesses were forced to close in the wake of the pandemic. The labor-force participation rate ended at 61.4%, down from 63.4% a year earlier. Average hourly earnings gained 5.4% over the fiscal year, as the increase in unemployment tended to hit lower-wage workers hardest.

The Federal Reserve (Fed) cut interest rates three times prior to March. Two off-cycle moves in February brought the federal-funds rate to near zero and were designed to bolster the economy in response to the economic threat posed by the coronavirus outbreak; the emergency actions were the first since the global financial crisis. Additionally, the Fed committed to purchasing unlimited amounts of Treasurys and established or renewed multiple facilities designed to support the economy.

Market Developments

The S&P 500 Index returned 31.29% during the fiscal year. Meanwhile, the Dow Jones Industrial Average advanced by 24.41%. Growth and momentum stocks were the big winners of 2020, dominated by information technology. The communication services, consumer discretionary and health care sectors were also well-represented. Overall, U.S. equities outpaced major developed markets during the fiscal year.

U.S. large-cap stocks (Russell 1000 Index) finished the reporting period up 34.28%; small-cap stocks (Russell 2000 Index) finished the period up 51.00%. U.S. small caps performed exceptionally well during the fiscal year. Small-cap

2	SEI Catholic Values Trust / Annual Report / February 28, 2021

stocks largely rebounded from March lows and benefited from fiscal stimulus measures. Small-cap stocks tend to be value-oriented and sensitive to the success or decline in a local economy. Lower-quality stocks rallied, while higher-quality stocks lagged. The roll-out of vaccines energized the rotation into cyclical stocks.

The MSCI Emerging Markets Index (Net) finished the reporting period up 36.02% in U.S. dollar terms. Emerging-market equities have been on a tear since they bottomed in March. Emerging-market stocks edged out developed markets for the year. China led among major markets, masking weaker performance in other emerging countries, particularly Brazil.

The MSCI Europe Index (Net) advanced 20.30% in U.S. dollar terms. The European economy is more cyclical, value-oriented and less dynamic than the U.S. economy. Regulations are more constraining and less shareholder-friendly. The MSCI ACWI Index (Net), a proxy for global equities in both developed and emerging markets, rose 30.25% in U.S. dollar terms. The FTSE UK Series All-Share Index recorded 3.50% in U.S. dollar terms over the full reporting period.

The U.S. high-yield market, as measured by the ICE BofA US High Yield Constrained Index, was up 8.53% during the reporting period, while global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, climbed 5.24%. Within the high-yield market, BB rated bonds hit an all-time high Index share of 57% during July 2020 (and were holding at 55% in January) compared to a long-term average of 43%. The investment-grade market’s loss has been the high-yield market’s gain.

U.S. investment-grade corporate debt, as represented by the Bloomberg Barclays US Corporate Investment Grade Index, returned 2.71%. U.S. asset- and mortgage-backed securities also managed gains during the fiscal year, benefiting from improving supply-and-demand dynamics.

Emerging-market debt (EMD) delivered positive performance due to an improving growth outlook in the region relative to developed markets. The J.P. Morgan Global Bond Index-Emerging Markets (GBI-EM) Global Diversified Index, which tracks local-currency-denominated EM bonds, gained 3.70% in U.S. dollar terms. The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index, which tracks EMD denominated in external currencies (such as the U.S. dollar), was up 0.91%.

The U.S. dollar stayed near its January low (relative to a trade-weighted basket of foreign currencies) and remained confined to the range it has established since early December. The West Texas Intermediate crude-oil price climbed to $61.50 per barrel, or 17.8%, during the final month of the fiscal year.

Our View

We’re all looking forward to a better 2021. From the looks of it, investors have already begun to set their sights beyond the valley.

Recent market chatter has hinted at the notion of a “Great Rotation” in capital markets, suggesting that investors may have begun to favor value and cyclical sectors over growth names. While there has been some evidence of this, we believe it is too early to tell if this is the beginning of a major secular shift in equity investment themes.

In our view, several signs of potential normalization seem to support the prospect of a style regime change.

•            Treasury yields started to tick up in October. However, we would be surprised if rates moved sharply higher in 2021.

•            The development of highly effective COVID-19 vaccines has helped investors shake worries about the pandemic lasting indefinitely.

•            Regulatory developments in the U.S. and abroad have hinted that the dominance of large technology companies may no longer be as straightforward, long-lasting or profitable as some investors have grown accustomed.

No one knows whether these changes truly signal a Great Rotation from growth leadership to cyclical and value-oriented areas of the market. Still, we expect investors will be willing to shrug off the likely prospect of more bad news in the difficult months that lay ahead—including, for example, slowdowns or pauses in the manufacturing, distribution, administration and uptake of COVID-19 vaccines.

SEI Catholic Values Trust / Annual Report / February 28, 2021	3

LETTER TO SHAREHOLDERS (Concluded)

February 28, 2021 (Unaudited)

Politics will also come into play, with potential to act as either a tailwind or a headwind. The Congress struggled for months to provide additional income support to the people and businesses most seriously affected by the economic disruptions caused by the virus. The lawmakers finally came up with a $900 billion compromise that is limited in scope and falls far short of what is needed. Most of the benefits are set to expire in March and April, and it does not address revenue shortfalls facing state and local governments. There’s a high likelihood that the Biden administration’s American Rescue Plan (or a variation thereof, pending negotiations with moderate Republicans) will succeed in getting more fiscal support to those who need it.

Policy depends on personnel, and the priorities of the Biden administration have already proven to be quite different from those of the Trump era. One of the most important nominations put forth by Biden is that of former Federal Reserve (Fed) Chair Janet Yellen as Treasury Secretary. A close working relationship between the U.S. Treasury and the Fed will probably be reassuring for investors in the near term since there is little doubt that the central bank will continue its extraordinary efforts to support the economic recovery in 2021.

Fortunately, not only has the combined firepower of global central banks prevented a liquidity crisis, it has also driven borrowing costs down to near-record lows—even as total emerging-market debt exceeds 200% of GDP. Only two problem debtors—Argentina and Turkey—had to increase their interest rates in recent months to stem investment outflows. As the world returns to normal, other nations may need to raise interest rates in order to attract sufficient investment inflows to sustain their fiscal and current-account positions.

A weak U.S. dollar is an important catalyst for emerging-markets performance. Although the currency weakened meaningfully in 2020 and pushed emerging-market equities higher, the performance of emerging markets relative to developed markets has been in a narrow range. We anticipate the coming year will see emerging equities’ relative performance improve, partly because the U.S. dollar is expected to continue to weaken.

If the world economy enjoys a durable cyclical recovery in 2021, the U.S. dollar should indeed sink further. A recovery would also bolster the rebound in commodity prices. Commodities of all sorts have been moving sharply higher since the spring, with metals, raw industrials and foodstuffs rallying together for the first time since the 2009-to-2011 period.

As COVID-19 abates and economic activity normalizes, signs of a recovery should continue to reveal themselves. In the meantime, fiscal spending and accommodative central-bank policy should sustain GDP growth and eventually cause inflation to rise. As the market prices in these developments, “long-duration” growth and expensive high-profitability stocks will likely be pressured—while momentum investors are expected to rotate into new themes, potentially adding more fuel to this nascent cyclical rally.

Sincerely,

Bill Lawrence, CFA

Head and Chief Investment Officer of Traditional Asset Management

4	SEI Catholic Values Trust / Annual Report / February 28, 2021

Index Definitions

Bloomberg Barclays Global Aggregate Index (Net) (USD): is a broad-based benchmark that is considered representative of global investment-grade, fixed-income markets. A net rate of return is the investment’s return after costs, such as taxes, inflation, and other fees.

Bloomberg Barclays US Corporate Investment Grade Index (Net): is a broad-based benchmark that measures the investment-grade, fixed-rate, taxable corporate bond market.

Bloomberg Barclays US Aggregate Bond Index (Net): The Bloomberg Barclays U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, government-related, corporate and securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

Dow Jones Industrial Average (Net): The Index measures the stock performance of 30 large companies listed on stock exchanges in the United States.

FTSE UK Series All-Share Index (Net) (USD): is a capitalization-weighted index, comprising around 600 of more than 2,000 companies traded on the London Stock Exchange.

ICE BofA US High Yield Constrained Index (Net): tracks the performance of below-investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market; exposure to individual issuers is capped at 2%.

JP Morgan EMBI Global Diversified Index (Net) (USD): tracks the performance of external debt instruments (including U.S.-dollar-denominated and other external-currency-denominated Brady bonds, loans, eurobonds and local-market instruments) in emerging markets.

JP Morgan GBI-EM Global Diversified Composite Index (Net) (USD): tracks the performance of debt instruments issued in local currencies by emerging-market governments.

MSCI Europe Index (Net) (USD): is a free float-adjusted market-capitalization-weighted index designed to measure the performance of large- and mid-capitalization stocks across developed-market countries in Europe.

MSCI Emerging Markets Index (Net) (USD): is a free float-adjusted market-capitalization-weighted index designed to measure the performance of global emerging-market equities.

MSCI World Index (Net) (USD): is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity-market performance of developed markets. The Index consists of 24 developed-market country indexes.

Russell 1000 Index (Net): includes 1,000 of the largest U.S. stocks based on market cap and current index membership; it is used to measure the activity of the U.S. large-cap equity market.

Russell 2000 Index (Net): The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

S&P 500 Index (Net): is an unmanaged, market-weighted index that consists of 500 of the largest publicly-traded U.S. companies and is considered representative of the broad U.S. stock market.

SEI Catholic Values Trust / Annual Report / February 28, 2021	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

February 28, 2021 (Unaudited)

Catholic Values Equity Fund

I. Objective

The Catholic Values Equity Fund (the “Fund”) seeks long-term capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of February 28, 2021: Brandywine Global Investment Management, LLC (Brandywine); Coho Partners, Ltd. (Coho); Copeland Capital Management, LLC (Copeland); Fred Alger Management, Inc. (Alger); Lazard Asset Management LLC (Lazard); Parametric Portfolio Associates LLC; Snow Capital Management L.P. (Snow); and Wells Capital Management, Inc. (Wells). During the fiscal year, EARNEST Partners, LLC, was terminated from the Fund, while Lazard and Wells were added to the Fund.

III. Returns

For the period from March 1, 2020, through February 28, 2021, the Fund’s F class shares returned 33.76%. The Fund’s primary benchmark—the Russell 3000 Index (USD) (which tracks the performance of the 3,000 largest publicly-held U.S. companies)—returned 35.33%.

IV. Performance Discussion

For the full fiscal year, U.S. equities had a strong positive return, despite elevated volatility throughout the year caused by the onset of the COVID-19 pandemic. The initial onset of the pandemic caused a sharp downturn in equity markets, but swift action by the federal government and central bank caused markets to quickly rebound off of their March 2020 lows. Following these lows, expensive growth stocks (tied to the stay-at-home economy) were the best performers for the majority of the fiscal year. This took place due to investor interest in companies that were either immune from or could benefit from the effects of the pandemic. This trend began to reverse toward the end of 2020 as positive news around the development of vaccines caused a sharp rally in cheaper cyclical stocks. The rotation continued through the end of the reporting period following news around new fiscal stimulus measures in the U.S.

From a sector standpoint, consumer discretionary was the best performing as internet retail stocks led at the beginning of the fiscal year, while the more cyclically-

oriented auto and restaurant stocks outperformed toward the end of the fiscal year. Information technology also outperformed due to its exposure to the stay-at-home economy. Materials outperformed as those stocks participated in the value rally at the end of the period. Real estate and utilities were the worst-performing sectors as their bond-proxy nature hurt their performance due to a rise in bond yields toward the end of the fiscal year.

Fund performance during the year was volatile due to the Fund’s tilt toward higher-beta1 cyclical value stocks, smaller-capitalization stocks and international stocks. These factors hurt at the beginning of the period but were instrumental to the Fund’s strong performance during the latter portion of the period and resulted in Fund returns edging out the benchmark for the full fiscal year. Environment, social and governance tilting within the Fund detracted slightly from performance, although the effects varied from sector to sector; tilting within healthcare contributed most, while tilting within consumer discretionary and communications services detracted.

EARNEST Partners, the Fund’s sole international manager, was terminated in December 2020 and replaced by Lazard and Wells Everkey. EARNEST Partners lacked persistent exposure to any of the SEI alpha sources2, therefore we believed it would be best to replace them with a dual-manager mandate that would give the Fund exposure to multiple alpha sources internationally. Wells Everkey was hired to provide exposure to international value, and Lazard to provide exposure to international stability. Stability stocks tend to benefit from the power of long-term compounding as a result of investors’ tendency to misprice lower risk due to too-short time horizon and overconfidence in forecasts, which lead to preference for lottery-like outcomes. This combination is expected to help maintain the Fund’s exposure to our alpha sources internationally going forward.

EARNEST Partners was the largest detractor for the fiscal year due to its exposure to high-beta international stocks, which underperformed the benchmark during the period leading up to the manager’s termination. Copeland and Coho also detracted due to exposure to low-beta stability stocks.

Alger was the greatest contributor to Fund performance during the period due to Alger’s exposure to large-cap growth stocks that were tied to the stay-at-home economy and were some of the best performers for most of the fiscal year. Snow also contributed as its exposure to small-cap, deep-value stocks resulted in exceptional

6	SEI Catholic Values Trust / Annual Report / February 28, 2021

performance during the latter portion of the fiscal year. Wells Everkey and Lazard both contributed since their hiring due to their exposure to international stocks, with Wells Everkey performing slightly better due to its tilt toward value companies within those geographical regions. Brandywine also contributed slightly as its value tilt within U.S. large caps hurt performance for the earlier portion of the period, but also caused the manager to sharply rebound during the later portion of the period. Investing is subject to risk, including the possible loss of principal. Past performance is not an indication of future results.

1	Beta: Beta is a measure of sensitivity to movements in the market. High-beta securities are more sensitive to movements in the broad market; low-beta securities are less sensitive.
2

Alpha source: Alpha source is a term used by SEI as part of our internal classification system to categorize and evaluate investment managers in order to build diversified fund portfolios. An alpha source is the investment approach taken by an active investment manager in an effort to generate excess returns.

AVERAGE ANNUAL TOTAL RETURN[1]
	One-Year Return	Three-Year Return	Five-Year Return	Annualized Inception to Date
Class F	33.76%	11.17%	15.36%	10.22%
Class Y	33.84%	11.30%	15.51%	10.40%
Russell 3000 Index	35.33%	14.97%	17.41%	13.25%
80/20 Russell 3000 Index & MSCI ACWI ex U.S. Index	33.50%	13.05%	16.19%	11.68%

SEI Catholic Values Trust / Annual Report / February 28, 2021	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

February 28, 2021 (Unaudited)

Catholic Values Equity Fund (Concluded)

Comparison of Change in the Value of a $10,000 Investment in the Catholic Values Equity Fund, Class F, versus the Russell 3000 Index and 80/20 Russell 3000 Index & MSCI ACWI ex U.S. Index

[1]

For the year ended 2/28/2021. Past performance is no indication of future performance. Class F shares were offered beginning on 4/30/2015 and Class Y shares were offered beginning 5/29/2015. The graph is based on only the Class F; performance for Class Y would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

Comparison of Change in the Value of a $10,000 Investment in the Catholic Values Equity Fund, Class Y, versus the Russell 3000 Index and 80/20 Russell 3000 Index & MSCI ACWI ex U.S. Index

[1]

For the year ended 2/28/2021. Past performance is no indication of future performance. Class Y shares were offered beginning on 5/29/2015 and Class F shares were offered beginning 4/30/2015. The graph is based on only the Class Y; performance for Class F would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

8	SEI Catholic Values Trust / Annual Report / February 28, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

February 28, 2021 (Unaudited)

Catholic Values Fixed Income Fund

I. Objective

The Catholic Values Fixed Income Fund (the “Fund”) seeks a high level of current income with preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of February 28, 2021: Income Research & Management; Western Asset Management Company; and Western Asset Management Company Limited. There were no manager changes during the period.

III. Returns

For the period from March 1, 2020, through February 28, 2021, the Fund’s F class shares returned 2.25%. The Fund’s benchmark—the Bloomberg Barclays US Aggregate Bond Index (USD) (which tracks the performance of U.S. securities in Treasury, government-related, corporate and securitized sectors.)—returned 1.38%.

IV. Performance Discussion

The fiscal year began with the onset of the COVID-19 crisis. The global pandemic generated a record level of financial market volatility. It also led to a widespread economic shutdown and business restrictions in an effort to curb the spread of the virus. Consequently, this created uncertainty within the fixed-income markets and caused credit spreads to widen rapidly. The Federal Reserve (Fed) responded swiftly in an effort to restore liquidity within bond markets. Initially, the Fed completed two emergency cuts, reducing the federal-funds rate by 1.50% to a range of 0.00-0.25%. The Fed also relaunched its purchasing of U.S. Treasurys and mortgage-backed securities (MBS). The Fed further created special purpose vehicles designed to aid liquidity and support market functioning within credit sectors. The central bank’s actions calmed fixed-income markets, and credit spreads tightened, finishing December near where they started at the beginning of 2020. As the fiscal year came to a close, economists revised growth forecasts upward, long-end Treasury yields rose sharply and the yield curve steepened. Investors became increasingly worried about rising inflation expectations and the possibility that the Fed could raise rates sooner-than-expected.

The 2-year U.S. Treasury yield declined by 79 basis points to 0.13%, while 10-year Treasury yields rose 26 basis points to 1.40% and 30-year Treasury yields rose 48 basis points to 2.15%. This resulted in a steeper yield curve. Corporate bonds and securitized sectors generated positive absolute and excess returns against comparable U.S. Treasury bonds.

The Fund’s overweight to corporate bonds enhanced Fund performance for the fiscal year. Corporate spreads reached peak wides during March. The sector was supported by the Fed through primary and secondary corporate credit facilities, which caused a swift tightening of credit spreads. During the first two months of 2021, spreads continued to tighten as sectors like financials benefited from a steeper yield curve, while industrials benefited from the reopening of the economy and rising oil prices. Demand for corporate credit was robust during the year as low global government yields attracted investors to the additional yield provided by corporate credit. The Fund’s underweight to government securities also contributed. Selection within agency MBS aided performance as the Fed purchased MBS at a pace of $40 billion per month. Declining mortgage rates and rising home prices were beneficial for non-agency MBS and a modest overweight was beneficial. The Fund’s overweight to asset-backed securities (ABS) also added as the Fed reinstituted its Term Asset-Backed Securities Loan Facility, which served as a backstop for the asset-backed market. The Fund’s duration posture oscillated between slightly long and slightly short and contributed (duration is a measure of risk in bond investing and indicates how price-sensitive a bond is to changes in interest rates). An overweight to the 30-year segment of the yield curve detracted from performance as the 30-year yield rose over the course of the fiscal year following an increase in inflation expectations, additional fiscal stimulus and faster-than-expected growth.

Income Research contributed and benefited from overweights to commercial mortgage-backed securities and ABS, as well as an overweight to agency corporates. Western Asset Management Company also contributed. Western’s overweight to investment-grade corporate credit was positive, as was security selection within corporates. An overweight to securitized sectors, such as ABS and MBS, was beneficial, while an underweight to government bonds was also additive. A small allocation to high-yield and emerging-markets debt generated positive returns.

The Fund used Treasury futures, eurodollar futures and to-be-announced (TBA) forward contracts to efficiently manage duration, yield-curve and market exposures.

SEI Catholic Values Trust / Annual Report / February 28, 2021	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

February 28, 2021 (Unaudited)

Catholic Values Fixed Income Fund (Concluded)

(TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae.)

Investing is subject to risk, including the possible loss of principal. Past performance is not an indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One-Year Return	Three-Year Return	Five-Year Return	Annualized Inception to Date
Class F	2.25%	5.53%	4.10%	3.60%
Class Y	2.45%	5.60%	4.22%	3.84%
Bloomberg Barclays U.S. Aggregate Bond Index	1.38%	5.32%	3.55%	3.28%

10	SEI Catholic Values Trust / Annual Report / February 28, 2021

Comparison of Change in the Value of a $10,000 Investment in the Fixed Income Fund, Class F, versus the Bloomberg Barclays U.S. Aggregate Bond Index

1

For the year ended 2/28/2021. Past performance is no indication of future performance. Class F shares were offered beginning on 4/30/2015 and Class Y shares were offered beginning 5/29/2015. The graph is based on only the Class F; performance for Class Y would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

Comparison of Change in the Value of a $10,000 Investment in the Fixed Income Fund, Class Y, versus the Bloomberg Barclays U.S. Aggregate Bond Index

1

For the year ended 2/28/2021. Past performance is no indication of future performance. Class Y shares were offered beginning on 5/29/2015 and Class F shares were offered beginning 4/30/2015. The graph is based on only the Class Y; performance for Class F would be different due to differences in fee structures. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Catholic Values Trust / Annual Report / February 28, 2021	11

SCHEDULE OF INVESTMENTS

February 28, 2021

Catholic Values Equity Fund

Sector Weightings (Unaudited)†: †Percentages based on total investments.

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 77.0%

Communication Services — 5.9%
Activision Blizzard Inc	8,545	$817
Alphabet Inc, Cl A *	2,177	4,402
Alphabet Inc, Cl C *	715	1,456
AT&T Inc	53,213	1,484
Cable One Inc	159	304
Charter Communications Inc, Cl A *	128	79
Cinemark Holdings Inc	13,712	308
Cogent Communications Holdings Inc	1,022	61
Comcast Corp, Cl A	14,311	755
Electronic Arts Inc	4,755	637
Fox Corp	2,882	94
Interpublic Group of Cos Inc/The	4,252	111
John Wiley & Sons Inc, Cl A	1,163	61
Lions Gate Entertainment, Cl B *	6,889	86
Madison Square Garden Sports C *	191	37
Match Group *	658	101
Netflix Inc *	1,370	738
Omnicom Group Inc	9,271	637
Pinterest Inc, Cl A *	6,918	557
Spotify Technology SA *	1,690	520
Take-Two Interactive Software Inc *	1,384	255
T-Mobile US Inc *	12,803	1,536
Twitter Inc *	1,852	143
Verizon Communications Inc	30,596	1,692
ViacomCBS Inc	2,056	132
ViacomCBS Inc, Cl B	2,018	130
Walt Disney Co/The	6,703	1,267
Zynga Inc, Cl A *	22,216	248

		18,648
Consumer Discretionary — 10.5%
Aaron’s Co Inc	2,206	48
Advance Auto Parts Inc	623	100
Amazon.com Inc *	2,044	6,322
American Eagle Outfitters Inc	22,705	584
AutoZone Inc *	44	51
Best Buy Co Inc	976	98

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Bloomin’ Brands Inc	4,934	$123
Booking Holdings Inc *	27	63
BorgWarner Inc	537	24
Brinker International Inc	2,748	189
Brunswick Corp	1,228	108
Burlington Stores Inc *	404	105
Capri Holdings *	2,143	100
Carnival Corp	27,851	745
Carter’s Inc	1,053	88
Carvana Co, Cl A *	365	103
Chegg Inc *	1,402	135
Chipotle Mexican Grill Inc, Cl A *	81	117
Columbia Sportswear Co	602	62
Core-Mark Holding Co Inc	6,330	206
Darden Restaurants Inc	5,425	745
Dave & Buster’s Entertainment Inc	15,553	632
Dick’s Sporting Goods Inc	1,799	128
Dollar General Corp	9,398	1,776
Dollar Tree Inc *	565	55
Domino’s Pizza Inc	1,534	532
DR Horton Inc	1,823	140
DraftKings Inc, Cl A *	9,692	596
eBay Inc	5,427	306
Foot Locker Inc	2,533	122
Ford Motor Co	6,427	75
frontdoor Inc *	1,979	104
Gap Inc/The	4,895	122
Garmin Ltd	814	101
General Motors Co	29,585	1,519
Graham Holdings Co, Cl B	232	139
H&R Block Inc	6,724	129
Hanesbrands Inc	1,600	28
Hasbro Inc	526	49
Hilton Worldwide Holdings Inc	1,519	188
Home Depot Inc/The	4,417	1,141
Hyatt Hotels Corp, Cl A	774	68
KB Home	2,788	113
Kohl’s Corp	839	46
Las Vegas Sands Corp	11,472	718
Lear Corp	411	68
Lowe’s Cos Inc	16,639	2,658
Magna International Inc	13,277	1,118
Marriott International Inc/MD, Cl A	679	100
Mattel Inc *	5,705	115
McDonald’s Corp	2,783	574
MercadoLibre Inc *	146	239
Modine Manufacturing Co *	56,146	779
Mohawk Industries Inc *	721	126
Monro Inc	4,052	251
NIKE Inc, Cl B	8,790	1,185
Nordstrom Inc	1,516	55
Norwegian Cruise Line Holdings Ltd *	7,028	208

12	SEI Catholic Values Trust / Annual Report / February 28, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
O’Reilly Automotive Inc *	141	$63
Peloton Interactive Inc, Cl A *	1,049	126
Polaris Inc	549	65
Pool Corp	261	87
PulteGroup Inc	8,539	385
PVH Corp	1,066	107
Ross Stores Inc	17,436	2,034
Royal Caribbean Cruises Ltd	765	71
Service Corp International/US	1,137	54
Starbucks Corp	7,216	780
Target Corp	585	107
Taylor Morrison Home Corp, Cl A *	3,669	101
Terminix Global Holdings Inc *	2,501	113
Tesla Inc *	935	632
Thor Industries Inc	1,119	131
TJX Cos Inc/The	5,133	339
Tractor Supply Co	1,428	227
Travel + Leisure	1,185	72
Ulta Beauty Inc *	893	288
Urban Outfitters Inc *	10,226	347
Vail Resorts Inc	213	66
VF Corp	1,652	131
Wendy’s Co/The	2,626	54
Wingstop Inc	789	107
Wyndham Hotels & Resorts Inc	874	57
Yum China Holdings Inc	3,981	238
Yum! Brands Inc	560	58

		33,259
Consumer Staples — 6.1%
Altria Group Inc	30,349	1,323
Archer-Daniels-Midland Co	1,290	73
Brown-Forman Corp, Cl B	1,103	79
Bunge Ltd	963	74
Calavo Growers Inc	1,642	123
Campbell Soup Co	2,145	98
Casey’s General Stores Inc	344	69
Clorox Co/The	495	90
Coca-Cola Co/The	35,844	1,756
Colgate-Palmolive Co	7,124	536
Conagra Brands Inc	39,281	1,333
Constellation Brands Inc, Cl A	474	101
Costco Wholesale Corp	1,758	582
Coty Inc, Cl A	14,578	112
Estee Lauder, Cl A	422	121
Flowers Foods Inc	2,694	59
General Mills Inc	1,001	55
Grocery Outlet Holding Corp *	1,589	57
Hain Celestial Group Inc/The *	2,713	114
Hershey Co/The	1,957	285
Hormel Foods Corp	1,199	56
Ingredion Inc	5,216	470
JM Smucker Co/The	10,199	1,142

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Kellogg Co	3,231	$187
Keurig Dr Pepper Inc	1,806	55
Kimberly-Clark Corp	2,896	372
Kraft Heinz Co/The	1,549	56
Kroger Co/The	86,430	2,784
Lamb Weston Holdings Inc	1,288	103
McCormick & Co Inc/MD	1,882	159
Molson Coors Beverage Co, Cl B	17,679	786
Mondelez International Inc, Cl A	3,900	207
Nomad Foods Ltd *	17,492	413
PepsiCo Inc	6,344	819
Philip Morris International Inc	16,286	1,368
Pilgrim’s Pride Corp *	3,199	72
Sprouts Farmers Market Inc *	6,447	136
Sysco Corp	22,601	1,800
TreeHouse Foods Inc *	1,359	68
Tyson Foods Inc, Cl A	5,285	358
US Foods Holding Corp *	10,879	397
Walgreens Boots Alliance Inc	7,606	364

		19,212
Energy — 2.1%
Apache Corp	6,931	137
Baker Hughes Co, Cl A	4,760	116
Cabot Oil & Gas Corp	13,450	249
Canadian Natural Resources Ltd	48,125	1,313
Cheniere Energy Inc *	1,728	116
Chevron Corp	17,609	1,761
Cimarex Energy Co	3,717	216
ConocoPhillips	7,088	369
Delek US Holdings Inc	7,221	177
Devon Energy Corp	6,524	141
Diamondback Energy Inc	3,265	226
EQT Corp	6,571	117
Exxon Mobil Corp	2,404	131
Halliburton Co	5,206	114
Helmerich & Payne Inc	3,831	110
Hess Corp	1,868	122
Kinder Morgan Inc/DE	7,231	106
Marathon Oil Corp	40,842	453
Marathon Petroleum Corp	2,427	133
ONEOK Inc	2,578	114
Phillips 66	1,454	121
Pioneer Natural Resources Co	761	113
Schlumberger Ltd	4,621	129
Valero Energy Corp	1,795	138
Williams Inc	4,821	110

		6,832
Financials — 12.3%
Affiliated Managers Group Inc	631	88
Aflac Inc	31,869	1,526
AGNC Investment Corp ‡	2,829	45

SEI Catholic Values Trust / Annual Report / February 28, 2021	13

SCHEDULE OF INVESTMENTS

February 28, 2021

Catholic Values Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Allstate Corp/The	1,314	$140
American Express Co	1,286	174
American International Group Inc	1,158	51
American National Group Inc	752	68
Ameriprise Financial Inc	528	117
Annaly Capital Management Inc ‡	107,744	895
Apollo Global Management Inc, Cl A	2,038	101
Argo Group International Holdings	5,338	247
Associated Banc-Corp	7,893	159
Assured Guaranty	4,264	189
Bank of America Corp	61,307	2,128
Bank of Hawaii Corp	618	54
Bank of New York Mellon Corp/The	6,146	259
Bank OZK	9,680	399
BankUnited Inc	11,232	451
Berkshire Hathaway Inc, Cl B *	6,107	1,469
BlackRock Inc, Cl A	522	363
BOK Financial Corp	1,905	164
Capital One Financial Corp	657	79
Cboe Global Markets Inc	459	45
Charles Schwab Corp/The	8,887	549
Chubb Ltd	1,561	254
Citigroup Inc	45,392	2,990
Citizens Financial Group Inc	15,919	692
CME Group Inc, Cl A	2,621	523
CNA Financial Corp	1,170	50
Cohen & Steers Inc	2,433	157
Comerica Inc	13,614	927
Commerce Bancshares Inc/MO	1,138	84
Cullen/Frost Bankers Inc	599	63
Discover Financial Services	1,133	107
East West Bancorp Inc	1,870	135
Equitable Holdings Inc	4,036	119
Erie Indemnity Co, Cl A	343	83
Essent Group Ltd	5,419	223
Everest Re Group Ltd	3,202	774
FactSet Research Systems Inc	513	156
Fifth Third Bancorp	1,877	65
First Commonwealth Financial Corp	7,413	99
First Hawaiian Inc	1,924	54
First Horizon National Corp	10,810	175
First Republic Bank/CA	491	81
FNB Corp	33,393	395
Franklin Resources Inc	1,707	45
GoHealth Inc, Cl A *	4,648	63
Hartford Financial Services Group Inc/The	4,339	220
Home BancShares Inc/AR	4,338	106
Huntington Bancshares Inc/OH	3,797	58
Intercontinental Exchange Inc	6,912	763
Invesco Ltd	3,179	71
JPMorgan Chase & Co	16,920	2,490
KeyCorp	3,317	67

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
KKR & Co Inc, Cl A	2,511	$114
Lincoln National Corp	9,235	525
M&T Bank Corp	568	86
MarketAxess Holdings Inc	557	310
Marsh & McLennan Cos Inc	21,639	2,493
MetLife Inc	4,026	232
Moody’s Corp	248	68
Morgan Stanley	16,794	1,291
Morningstar Inc	253	57
MSCI Inc, Cl A	201	83
Nasdaq Inc	587	81
New York Community Bancorp	10,889	133
Northern Trust Corp	2,012	191
OFG Bancorp	2,668	52
PacWest Bancorp	5,717	207
People’s United Financial Inc	4,672	84
Pinnacle Financial Partners	2,549	207
PNC Financial Services Group Inc/The	2,121	357
Popular Inc	1,000	67
Principal Financial Group Inc	1,152	65
PROG Holdings Inc	1,174	59
Progressive Corp/The	7,985	686
Prosperity Bancshares Inc	1,900	140
Prudential Financial Inc	5,745	498
Raymond James Financial Inc	907	106
Regions Financial Corp	5,506	114
Rocket Inc, Cl A *	6,200	136
S&P Global Inc	3,045	1,003
Santander Consumer USA Holdings Inc	2,144	54
SLM Corp	33,402	527
State Street Corp	25,760	1,875
Synchrony Financial	2,944	114
Synovus Financial Corp	5,299	224
T Rowe Price Group Inc	674	109
TCF Financial Corp	6,605	296
Travelers Cos Inc/The	433	63
Truist Financial Corp	2,659	151
Two Harbors Investment Corp ‡	122,356	883
Umpqua Holdings Corp	25,167	430
US Bancorp	42,704	2,135
Virtu Financial Inc, Cl A	3,660	100
Webster Financial Corp	3,840	212
Western Alliance Bancorp	2,780	254
Wintrust Financial Corp	1,614	119
Zions Bancorp NA	1,209	64

		38,904

Health Care — 9.4%
Abbott Laboratories	9,142	1,095
ABIOMED Inc *	297	96
Acadia Healthcare Co Inc *	1,743	96
Acceleron Pharma Inc *	1,022	139
Adaptive Biotechnologies Corp *	995	56

14	SEI Catholic Values Trust / Annual Report / February 28, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Agios Pharmaceuticals Inc *	3,322	$158
Alexion Pharmaceuticals Inc *	8,122	1,241
Align Technology Inc *	210	119
Alnylam Pharmaceuticals Inc *	1,813	269
AmerisourceBergen Corp, Cl A	17,208	1,742
AMN Healthcare Services Inc *	9,011	657
Anthem Inc	1,274	386
Avantor Inc *	17,677	493
Baxter International Inc	8,537	663
Berkeley Lights Inc *	1,421	88
BioMarin Pharmaceutical Inc *	3,751	290
Boston Scientific Corp *	19,665	763
Bruker Corp	11,337	691
Cardinal Health Inc	3,870	199
Cerner Corp	7,854	543
Change Healthcare Inc *	2,000	46
Chemed Corp	502	223
Cigna Corp	3,235	679
CVS Health Corp	51,538	3,511
DaVita Inc *	1,288	132
DENTSPLY SIRONA Inc	1,719	91
DexCom Inc *	967	385
Edwards Lifesciences Corp *	6,662	554
Elanco Animal Health Inc *	19,720	648
Encompass Health Corp	2,370	191
Ensign Group Inc/The	838	69
Envista Holdings Corp *	2,745	106
Exact Sciences Corp *	2,022	275
Exelixis Inc *	13,403	290
Global Blood Therapeutics Inc *	1,525	65
Globus Medical Inc, Cl A *	2,212	138
Guardant Health Inc *	457	67
Henry Schein Inc *	2,467	153
Hill-Rom Holdings Inc	1,552	166
Hologic Inc *	1,306	94
Humana Inc	817	310
ICU Medical Inc *	171	35
IDEXX Laboratories Inc *	489	254
Incyte Corp *	5,877	462
Integra LifeSciences Holdings Corp *	1,163	79
Intuitive Surgical Inc *	558	411
Ionis Pharmaceuticals Inc *	3,796	199
Iovance Biotherapeutics Inc *	1,232	46
IQVIA Holdings Inc *	3,426	660
Laboratory Corp of America Holdings *	513	123
Luminex Corp	23,712	771
Masimo Corp *	645	162
McKesson Corp	370	63
Mettler-Toledo International Inc *	599	669
Nektar Therapeutics, Cl A *	2,761	63
Neurocrine Biosciences Inc *	2,482	272
Penumbra Inc *	330	94

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
PPD Inc *	6,168	$216
PRA Health Sciences Inc *	504	74
Premier Inc, Cl A	12,059	408
Quest Diagnostics Inc	2,735	316
Reata Pharmaceuticals Inc, Cl A *	754	92
Repligen Corp *	1,999	425
ResMed Inc	3,241	625
Sage Therapeutics Inc *	1,667	142
Sarepta Therapeutics Inc *	348	30
Seagen Inc *	1,536	232
Stryker Corp	2,405	584
Teladoc Health Inc *	293	65
Teleflex Inc	1,029	410
United Therapeutics Corp *	3,075	514
Varian Medical Systems Inc *	730	128
Veeva Systems Inc, Cl A *	1,171	328
Waters Corp *	2,568	703
West Pharmaceutical Services Inc	999	280
Zimmer Biomet Holdings Inc	5,327	869
Zoetis Inc, Cl A	5,413	840

		29,621

Industrials — 5.5%
3M Co	4,821	844
ABM Industries Inc	2,652	115
ACCO Brands Corp	19,472	158
ADT Inc	6,874	52
AECOM *	2,764	160
AerCap Holdings NV *	5,396	260
AGCO Corp	675	87
Air Lease Corp, Cl A	8,957	411
Alaska Air Group Inc	775	50
Allison Transmission Holdings Inc	400	15
AMERCO	140	81
American Airlines Group Inc	4,404	92
AMETEK Inc	605	71
AO Smith Corp	943	56
Armstrong World Industries Inc	200	17
Atlas Air Worldwide Holdings Inc *	1,739	96
Booz Allen Hamilton Holding, Cl A	1,232	95
Carrier Global	2,640	96
Caterpillar Inc	357	77
Chart Industries Inc *	505	72
Cintas Corp	215	70
Copart Inc *	809	88
CoStar Group Inc *	303	250
CSX Corp	1,508	138
Cummins Inc	1,667	422
Deere & Co	1,422	497
Delta Air Lines Inc	3,480	167
Donaldson Co Inc	397	23
Dover Corp	1,366	168
Emerson Electric Co	1,607	138

SEI Catholic Values Trust / Annual Report / February 28, 2021	15

SCHEDULE OF INVESTMENTS

February 28, 2021

Catholic Values Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Equifax Inc	375	$61
Expeditors International of Washington Inc	896	82
Fastenal Co	1,480	69
FedEx Corp	1,376	350
Flowserve Corp	1,306	48
Fortive Corp	627	41
FTI Consulting Inc *	918	105
Graco Inc	401	28
GrafTech International Ltd	3,996	47
HEICO Corp	674	85
Hexcel Corp	889	48
Hubbell Inc, Cl B	100	18
Illinois Tool Works Inc	3,938	796
Ingersoll Rand Inc *	2,918	135
JB Hunt Transport Services Inc	477	70
JetBlue Airways Corp *	6,090	112
Kansas City Southern	423	90
Kirby Corp *	5,712	357
Knight-Swift Transportation Holdings Inc, Cl A	1,702	74
Landstar System Inc	477	76
Lennox International Inc	194	54
Macquarie Infrastructure Corp	1,159	36
ManpowerGroup Inc	944	89
ManTech International Corp/VA, Cl A	3,515	275
Masco Corp	1,719	92
MSA Safety Inc	672	108
MSC Industrial Direct Co Inc, Cl A	5,596	482
Nordson Corp	843	162
Norfolk Southern Corp	420	106
Oshkosh Corp	837	89
Otis Worldwide Corp	1,520	97
Owens Corning	790	64
PACCAR Inc	771	70
Parker-Hannifin Corp	356	102
Regal Beloit Corp	733	100
Republic Services Inc, Cl A	700	62
Robert Half International Inc	1,607	125
Rockwell Automation Inc	1,053	256
Rollins Inc	2,023	67
Roper Technologies Inc	173	65
Ryder System Inc	2,375	161
Schneider National Inc, Cl B	2,470	57
Snap-on Inc	657	134
Southwest Airlines Co	1,122	65
Spirit AeroSystems Holdings Inc, Cl A	1,276	55
Stanley Black & Decker Inc	4,972	869
Tetra Tech Inc	1,268	176
Timken Co/The	1,209	95
Toro Co/The	721	73
TransDigm Group Inc *	633	365
Trinity Industries Inc	2,541	82

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Uber Technologies Inc *	2,765	$143
Union Pacific Corp	3,457	712
United Airlines Holdings Inc *	3,151	166
United Parcel Service Inc, Cl B	2,273	359
Univar Solutions Inc *	2,330	46
Valmont Industries Inc	383	91
Verisk Analytics Inc, Cl A	474	78
Waste Management Inc	3,911	434
Watsco Inc	331	81
WESCO International Inc *	8,867	712
Westinghouse Air Brake Technologies Corp	720	52
WW Grainger Inc	5,076	1,892
Xylem Inc/NY	5,273	525

		17,482

Information Technology — 19.3%
Adobe Inc *	6,929	3,185
Advanced Micro Devices Inc *	9,549	807
Akamai Technologies Inc *	623	59
Alliance Data Systems Corp	2,294	221
Amdocs Ltd	2,854	216
Amphenol Corp, Cl A	911	115
Analog Devices Inc	1,648	257
ANSYS Inc *	247	84
Apple Inc	61,264	7,429
Applied Materials Inc	15,233	1,800
Arista Networks Inc *	3,935	1,101
Arrow Electronics Inc *	1,030	103
Aspen Technology Inc *	767	115
AudioCodes Ltd	3,496	100
Autodesk Inc *	816	225
Automatic Data Processing Inc	10,954	1,906
Avalara Inc *	758	119
Avnet Inc	13,016	496
Badger Meter Inc	1,861	202
BigCommerce Holdings *	1,327	78
Black Knight Inc *	1,137	87
Broadcom Inc	1,407	661
Broadridge Financial Solutions Inc	1,766	252
Cadence Design Systems Inc *	832	117
CDW Corp	774	121
Check Point Software Technologies Ltd *	13,448	1,483
Ciena Corp *	1,878	98
Cirrus Logic Inc *	1,236	101
Cisco Systems Inc	22,109	992
Citrix Systems Inc	1,286	172
CMC Materials Inc	872	149
Cognex Corp	4,048	334
Cognizant Technology Solutions Corp, Cl A	2,694	198
Coherent Inc *	769	186
CommScope Holding Co Inc *	14,936	218
Concentrix Corp *	404	50
Coupa Software Inc *	405	140

16	SEI Catholic Values Trust / Annual Report / February 28, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Crowdstrike Holdings Inc, Cl A *	1,132	$245
Dell Technologies Inc, Cl C *	1,116	90
DocuSign Inc, Cl A *	497	113
Dolby Laboratories Inc, Cl A	1,050	103
Dropbox Inc, Cl A *	5,565	125
Duck Creek Technologies Inc *	2,806	133
DXC Technology Co	9,464	239
EchoStar Corp, Cl A *	3,309	75
Elastic NV *	642	86
Enphase Energy Inc *	552	97
EPAM Systems Inc *	306	114
Everbridge Inc *	1,511	232
F5 Networks Inc *	506	96
Fidelity National Information Services Inc	6,006	829
FireEye Inc *	2,720	53
First Solar Inc *	343	28
Fiserv Inc *	4,792	553
Five9 Inc *	339	63
FleetCor Technologies Inc *	370	103
FLIR Systems Inc	5,559	297
Genpact Ltd	5,245	212
Global Payments Inc	9,710	1,922
Globant SA *	3,423	735
GoDaddy Inc, Cl A *	1,178	96
Hewlett Packard Enterprise Co	48,166	701
HP Inc	17,562	509
HubSpot Inc *	242	125
Intuit Inc	1,817	709
IPG Photonics Corp *	692	157
J2 Global Inc *	5,348	596
Jabil Inc	2,333	101
Jack Henry & Associates Inc	1,949	289
Jamf Holding Corp *	1,893	71
Juniper Networks Inc	2,222	52
Keysight Technologies Inc *	1,697	240
KLA Corp	445	138
Lam Research Corp	155	88
Littelfuse Inc	331	86
Marvell Technology Group Ltd	15,720	759
Mastercard Inc, Cl A	2,813	995
Maxim Integrated Products Inc	912	85
MAXIMUS Inc	4,896	398
Microchip Technology Inc	11,543	1,762
Micron Technology Inc *	13,878	1,270
MKS Instruments Inc	668	110
Monolithic Power Systems Inc	281	105
Motorola Solutions Inc	302	53
National Instruments Corp	3,105	138
nCino Inc *	762	52
NCR Corp *	1,832	64
NetApp Inc	3,296	206
NortonLifeLock Inc	6,773	132

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Nutanix Inc, Cl A *	4,280	$130
NVIDIA Corp	3,630	1,991
NXP Semiconductors NV	7,554	1,379
Okta Inc, Cl A *	363	95
ON Semiconductor Corp *	3,126	126
Palo Alto Networks *	420	151
Paychex Inc	1,390	127
Paycom Software Inc *	217	81
Paylocity Holding Corp *	467	89
PayPal Holdings Inc *	12,178	3,164
Power Integrations Inc	1,574	139
Proofpoint *	1,068	129
PTC Inc *	835	114
QUALCOMM Inc	9,691	1,320
RingCentral Inc, Cl A *	1,491	564
Sabre Corp	8,545	126
salesforce.com Inc *	10,395	2,250
ServiceNow Inc *	552	294
Skyworks Solutions Inc	606	108
Slack Technologies Inc, Cl A *	3,071	126
Smartsheet Inc, Cl A *	1,379	96
Splunk Inc *	489	70
StoneCo, Cl A *	1,174	101
Super Micro Computer Inc *	14,754	481
SYNNEX Corp	404	36
Synopsys Inc *	451	111
Teradata Corp *	10,620	426
Teradyne Inc	841	108
Texas Instruments Inc	5,437	937
Trimble Inc *	1,500	111
Twilio Inc, Cl A *	275	108
Universal Display Corp	975	206
VeriSign Inc *	466	90
ViaSat Inc *	2,883	147
Visa Inc, Cl A	16,660	3,538
VMware Inc, Cl A *	382	53
Vontier Corp *	250	8
Western Digital Corp	2,446	168
Western Union Co	4,919	114
WEX Inc *	324	68
Workday Inc, Cl A *	738	181
Xerox Holdings Corp	14,459	368
Xilinx Inc	598	78
Zendesk Inc *	700	102
Zoom Video Communications, Cl A *	186	70
Zscaler Inc *	487	100

		60,986

Materials — 2.6%
Air Products and Chemicals Inc *	2,611	667
Alcoa Corp *	13,307	327
AptarGroup Inc	1,090	142
Ardagh Group, Cl A	5,727	145

SEI Catholic Values Trust / Annual Report / February 28, 2021	17

SCHEDULE OF INVESTMENTS

February 28, 2021

Catholic Values Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Axalta Coating Systems Ltd *	700	$19
B2Gold Corp	115,564	505
Ball Corp	927	79
Berry Global Group Inc *	1,067	59
Cabot Corp	1,164	57
Century Aluminum Co *	9,125	125
CF Industries Holdings Inc	2,717	123
Commercial Metals Co	3,048	77
Corteva Inc	19,721	890
Crown Holdings Inc *	2,788	266
Domtar Corp	1,435	53
Dow Inc	975	58
DuPont de Nemours Inc	10,129	712
Eastman Chemical Co	4,713	515
Ecolab Inc	466	98
FMC Corp	524	53
Freeport-McMoRan Inc	5,276	179
Huntsman Corp	4,477	122
International Flavors & Fragrances Inc	737	100
International Paper Co	1,238	62
LyondellBasell Industries NV, Cl A	607	63
Mosaic Co/The	4,600	135
NewMarket Corp	145	55
Newmont Corp	14,973	814
Nucor Corp	870	52
Packaging Corp of America	655	87
PPG Industries Inc	510	69
Quaker Chemical Corp	241	68
Reliance Steel & Aluminum Co	701	93
Royal Gold Inc	466	48
Sherwin-Williams Co/The	1,291	878
Sonoco Products Co	903	54
Steel Dynamics Inc	1,777	74
Valvoline Inc	2,446	61
Vulcan Materials Co	363	61
Westrock Co	1,448	63

		8,108

Real Estate — 1.2%
Alexandria Real Estate Equities Inc ‡	885	141
American Campus Communities Inc ‡	1,095	45
American Tower Corp ‡	1,117	241
Americold Realty Trust ‡	2,617	92
AvalonBay Communities Inc ‡	909	160
Boston Properties Inc ‡	3,910	388
Brandywine Realty Trust ‡	3,873	47
CBRE Group Inc, Cl A *‡	1,590	121
Crown Castle International Corp ‡	2,594	404
CubeSmart‡	1,472	54
Digital Realty Trust Inc ‡	437	59
Empire State Realty Trust, Cl A ‡	15,337	169
Equinix Inc ‡	145	94
Equity Commonwealth ‡	3,273	92

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Equity Residential ‡	780	$51
Essex Property Trust Inc ‡	187	48
Extra Space Storage Inc ‡	438	55
Federal Realty Investment Trust ‡	402	41
Gaming and Leisure Properties Inc ‡	17	1
Healthpeak Properties Inc ‡	3,935	115
Host Hotels & Resorts Inc ‡	9,310	154
Howard Hughes Corp/The *‡	411	39
Iron Mountain Inc ‡	1,533	53
Jones Lang LaSalle Inc ‡	410	71
Kennedy-Wilson Holdings Inc ‡	2,346	44
Kilroy Realty Corp ‡	811	52
Kimco Realty Corp ‡	2,506	46
National Retail Properties Inc ‡	993	44
Prologis Inc ‡	2,414	239
Public Storage ‡	298	70
Realty Income Corp ‡	747	45
Regency Centers Corp ‡	826	45
Ryman Hospitality Properties Inc ‡	1,258	97
Simon Property Group Inc ‡	566	64
SL Green Realty Corp ‡	584	40
STORE Capital Corp ‡	1,477	49
Ventas Inc ‡	1,890	100
VEREIT Inc ‡	1,259	49
Vornado Realty Trust Co ‡	765	33
Welltower Inc ‡	1,829	124
Weyerhaeuser Co ‡	2,954	100

		3,976

Utilities — 2.1%
AES Corp/The	4,013	107
Algonquin Power & Utilities Corp	20,043	310
Alliant Energy Corp	1,828	84
Ameren Corp	786	55
American Electric Power Co Inc	1,847	138
American States Water Co	2,520	184
American Water Works Co Inc	2,358	334
Atmos Energy Corp	622	53
Avangrid Inc	2,174	99
CMS Energy Corp	5,948	322
Consolidated Edison Inc	3,038	199
Dominion Energy Inc	2,951	202
Duke Energy Corp	2,448	209
Edison International	839	45
Entergy Corp	595	52
Essential Utilities Inc	1,211	51
Evergy Inc	833	45
Eversource Energy	4,704	374
Exelon Corp	15,856	612
FirstEnergy Corp	16,736	555
Hawaiian Electric Industries Inc	4,382	153
MDU Resources Group Inc	2,166	61
NextEra Energy Inc	9,701	713

18	SEI Catholic Values Trust / Annual Report / February 28, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
NiSource Inc	1,898	$41
NRG Energy Inc	3,167	116
Pinnacle West Capital Corp	566	40
PPL Corp	23,068	604
Public Service Enterprise Group Inc	1,789	96
Sempra Energy	466	54
Southern Co/The	4,478	254
UGI Corp	1,757	67
Vistra Energy Corp	2,937	51
WEC Energy Group Inc	737	59
Xcel Energy Inc	6,735	395

		6,734

Total Common Stock (Cost $165,166) ($ Thousands)		243,762

FOREIGN COMMON STOCK — 21.0%
Australia — 0.1%
Qantas Airways Ltd	79,885	309
Brazil — 0.4%
Banco Bradesco SA ADR	20,162	83
Banco do Brasil SA	187,786	951
CPFL Energia SA	27,055	140
		1,174
Canada — 0.3%
Dollarama Inc	2,429	93
Home Capital Group Inc, Cl B *	4,414	109
lululemon athletica Inc *	285	89
Lundin Mining Corp	44,745	515
National Bank of Canada	1,789	113
Toromont Industries Ltd	1,415	104
		1,023
China — 0.5%
Alibaba Group Holding Ltd ADR *	7,128	1,695
Denmark — 0.5%
Coloplast, Cl B	6,630	1,016
Danske Bank	31,287	581
Demant *	2,610	108
		1,705
France — 1.4%
Cie de Saint-Gobain	32,834	1,770
Legrand SA	5,753	502
LVMH Moet Hennessy Louis Vuitton	2,118	1,350
Pernod Ricard SA	4,382	837
		4,459
Germany — 1.3%
METRO AG	9,247	103
Muenchener Rueckversicherungs- Gesellschaft in Muenchen	5,170	1,525
SAP SE	9,527	1,180
Scout24 AG	1,218	92

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Siemens AG	7,236	$1,124
		4,024
Hong Kong — 1.2%
AIA Group Ltd	98,800	1,236
Samsonite International SA	51,300	100
Tencent Holdings Ltd	19,200	1,640
Topsports International Holdings	183,000	269
Xinyi Glass Holdings Ltd	140,000	391
		3,636
India — 0.8%
HDFC Bank Ltd ADR *	13,165	1,042
Tech Mahindra Ltd	109,741	1,372
		2,414
Italy — 0.4%
Prysmian SpA	35,695	1,156
Japan — 1.8%
Alps Alpine Co Ltd	53,700	707
Daiwa Securities Group Inc	325,900	1,583
Mitsubishi UFJ Financial Group	369,000	1,933
Pigeon Corp	2,400	87
Shimano Inc	3,000	670
SMS Co Ltd	2,900	95
Toei Animation Co Ltd	6,100	629
Workman Co Ltd	1,100	82
		5,786
Netherlands — 1.4%
ArcelorMittal	20,495	482
ASML Holding NV	2,867	1,619
Koninklijke Philips NV	26,534	1,448
NN Group NV	11,346	526
OCI NV *	5,211	113
Unilever NV	4,693	245
Wolters Kluwer	1,196	95
		4,528
Norway — 0.4%
DNB ASA	65,703	1,287
Gjensidige Forsikring	4,629	107
		1,394
Russia — 0.1%
Mobile TeleSystems PJSC ADR	52,731	433
South Korea — 1.4%
Coway Co Ltd	16,970	977
Hana Financial Group	18,181	600
LG Household & Health Care	775	1,044
Samsung Electronics Co Ltd	21,189	1,556
SK Telecom	447	98
		4,275
Spain — 0.5%
Banco Santander SA ADR	351,509	1,234

SEI Catholic Values Trust / Annual Report / February 28, 2021	19

SCHEDULE OF INVESTMENTS

February 28, 2021

Catholic Values Equity Fund (Concluded)

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Industria de Diseno Textil	12,840	$425
		1,659
Sweden — 0.4%
Assa Abloy, Cl B	48,256	1,216
Hexagon, Cl B	1,125	94
		1,310
Switzerland — 0.8%
LafargeHolcim Ltd	33,477	1,855
Partners Group Holding AG	614	740
		2,595
Taiwan — 0.5%
Silicon Motion Technology ADR	2,226	132
Taiwan Semiconductor Manufacturing Co Ltd ADR	10,937	1,378
		1,510
Thailand — 0.1%
Siam Commercial Bank	58,600	200
United Kingdom — 6.7%
Accenture PLC, Cl A	3,801	954
Alkermes PLC *	12,576	239
Allegion PLC	536	58
Amcor PLC	8,591	94
Aon PLC, Cl A	826	188
Aptiv PLC	636	95
Atlassian Corp PLC, Cl A *	2,882	685
BP PLC ADR	4,749	116
ConvaTec Group PLC	72,766	192
Dechra Pharmaceuticals	22,413	1,075
Diageo PLC	29,677	1,167
Eaton Corp PLC	5,869	764
Fresnillo PLC	39,820	507
Gates Industrial Corp PLC *	5,238	79
Greencore Group PLC	62,981	134
Horizon Therapeutics PLC *	8,688	790
Intertek Group PLC	4,058	304
Jazz Pharmaceuticals PLC *	6,740	1,133
John Wood Group PLC	72,549	303
Johnson Controls International PLC	8,766	489
Kingfisher PLC	335,823	1,246
Linde PLC	2,709	662
London Stock Exchange Group	4,301	578
Man Group PLC	205,818	431
Medtronic PLC	27,442	3,210
Nielsen Holdings PLC	2,443	55
nVent Electric PLC	2,436	64
Pentair PLC	1,364	76
Prudential PLC	51,875	1,021
RELX PLC	49,464	1,171
Royalty Pharma PLC, Cl A	10,307	480
Sensata Technologies Holding PLC *	1,149	66
Smiths Group PLC	17,682	362
STERIS PLC	2,039	356

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Trane Technologies PLC	3,308	$507
Unilever PLC ADR	28,811	1,500
Willis Towers Watson PLC	290	64
		21,215

Total Foreign Common Stock (Cost $57,825) ($ Thousands)		66,500

CASH EQUIVALENT — 0.9%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	2,808,732	2,809

Total Cash Equivalent (Cost $2,809) ($ Thousands)		2,809

Total Investments in Securities — 98.9% (Cost $225,800) ($ Thousands)		$313,071

20	SEI Catholic Values Trust / Annual Report / February 28, 2021

A list of the open futures contracts held by the Fund at February 28, 2021, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Russell 2000 Index E-MINI	3	Mar-2021	$337	$330	$(7)
S&P 500 Index E-MINI	14	Mar-2021	2,746	2,666	(80)

			$3,083	$2,996	$(87)

Percentages are based on Net Assets of $316,430 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of February 28, 2021.
†	Investment in Affiliated Security (see Note 5).
‡	Real Estate Investment Trust.

ADR — American Depositary Receipt

Cl — Class

Ltd. — Limited

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of February 28, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)

Common Stock	243,762	–	–	243,762

Foreign Common Stock	66,500	–	–	66,500

Cash Equivalent	2,809	–	–	2,809

Total Investments in Securities	313,071	–	–	313,071

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*

Unrealized Depreciation	(87)	–	–	(87)

Total Other Financial Instruments	(87)	–	–	(87)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended February 28, 2021, there were no transfers in or out of Level 3 securities.

The following is a summary of the Fund’s transactions with affiliates for the year ended February 28, 2021 ($ Thousands):

Security Description	Value at 2/29/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 2/28/2021	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 3,620	$ 41,188	$ (41,999)	$ —	$ —	$ 2,809	2,808,732	$ 3	$ —

Amounts designated as “-” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Catholic Values Trust / Annual Report / February 28, 2021	21

SCHEDULE OF INVESTMENTS

February 28, 2021

Catholic Values Fixed Income Fund

Sector Weightings (Unaudited)†: †Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 34.2%
Communication Services — 3.4%
Alphabet
2.050%, 08/15/2050	$30	$25
1.100%, 08/15/2030	20	19
0.800%, 08/15/2027	20	19
AT&T
5.350%, 09/01/2040	1	1
4.500%, 03/09/2048	39	42
4.350%, 06/15/2045	20	22
3.650%, 09/15/2059 (A)	12	11
3.500%, 06/01/2041	151	150
3.100%, 02/01/2043	90	84
2.550%, 12/01/2033 (A)	289	277
2.300%, 06/01/2027	60	62
2.250%, 02/01/2032	10	10
1.650%, 02/01/2028	10	10
1.400%, VAR ICE LIBOR USD 3 Month+1.180%, 06/12/2024	462	474
CCO Holdings
4.500%, 05/01/2032 (A)	100	103
Charter Communications Operating
6.484%, 10/23/2045	20	27
6.384%, 10/23/2035	580	765
5.750%, 04/01/2048	90	110
5.375%, 04/01/2038	20	24
5.050%, 03/30/2029	40	47
4.908%, 07/23/2025	30	34
4.800%, 03/01/2050	30	33
Comcast
6.400%, 05/15/2038	170	248
4.700%, 10/15/2048	20	25
4.250%, 10/15/2030	110	129
4.150%, 10/15/2028	140	162
4.000%, 03/01/2048	10	11
3.950%, 10/15/2025	70	79

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.750%, 04/01/2040	$10	$11
3.450%, 02/01/2050	80	84
3.400%, 04/01/2030	20	22
3.400%, 07/15/2046	10	10
3.375%, 08/15/2025	60	66
3.300%, 04/01/2027	190	209
3.150%, 03/01/2026	20	22
2.350%, 01/15/2027	260	272
Fox
5.476%, 01/25/2039	70	89
Sprint Capital
8.750%, 03/15/2032	10	15
Sprint Spectrum
4.738%, 03/20/2025 (A)	230	247
Telefonica Emisiones SAU
5.213%, 03/08/2047	150	179
T-Mobile USA
3.875%, 04/15/2030 (A)	80	88
3.750%, 04/15/2027 (A)	10	11
3.500%, 04/15/2025 (A)	150	162
3.000%, 02/15/2041 (A)	10	9
2.875%, 02/15/2031	20	20
2.625%, 02/15/2029	30	29
2.550%, 02/15/2031 (A)	20	20
2.250%, 02/15/2026	10	10
2.250%, 11/15/2031 (A)	10	10
2.050%, 02/15/2028 (A)	10	10
Verizon Communications
5.500%, 03/16/2047	6	8
5.250%, 03/16/2037	20	25
4.862%, 08/21/2046	30	37
4.522%, 09/15/2048	311	365
4.500%, 08/10/2033	170	201
4.329%, 09/21/2028	300	348
4.125%, 08/15/2046	30	34
4.000%, 03/22/2050	30	32
3.500%, 11/01/2024	20	22
3.376%, 02/15/2025	39	42
3.150%, 03/22/2030	30	32
3.000%, 03/22/2027	10	11
2.875%, 11/20/2050	10	9
2.650%, 11/20/2040	70	64
2.625%, 08/15/2026	10	11
1.750%, 01/20/2031	130	123
0.850%, 11/20/2025	10	10
Vodafone Group
4.375%, 05/30/2028	40	47
		6,019
Consumer Discretionary — 2.3%
Amazon.com
4.950%, 12/05/2044	157	208

22	SEI Catholic Values Trust / Annual Report / February 28, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.250%, 08/22/2057	$10	$12
4.050%, 08/22/2047	30	35
3.875%, 08/22/2037	20	23
3.150%, 08/22/2027	50	55
1.500%, 06/03/2030	50	48
1.200%, 06/03/2027	60	60
BMW US Capital
1.850%, 09/15/2021 (A)	10	10
Cox Communications
3.350%, 09/15/2026 (A)	231	252
3.250%, 12/15/2022 (A)	385	404
Dollar General
3.250%, 04/15/2023	10	11
Ford Motor
4.750%, 01/15/2043	20	20
General Motors
6.250%, 10/02/2043	50	67
6.125%, 10/01/2025	20	24
5.400%, 10/02/2023	20	22
5.150%, 04/01/2038	20	24
General Motors Financial
5.100%, 01/17/2024	200	223
4.150%, 06/19/2023	353	379
3.450%, 04/10/2022	10	10
Hanesbrands
5.375%, 05/15/2025 (A)	20	21
Hilton Domestic Operating
5.750%, 05/01/2028 (A)	20	22
5.375%, 05/01/2025 (A)	30	32
Home Depot
3.350%, 04/15/2050	70	74
3.300%, 04/15/2040	198	213
2.700%, 04/15/2030	20	21
2.500%, 04/15/2027	30	32
Las Vegas Sands
3.200%, 08/08/2024	10	10
2.900%, 06/25/2025	210	217
Lennar 5.000%, 06/15/2027	10	12
4.750%, 11/29/2027	20	23
4.500%, 04/30/2024	20	22
Levi Strauss
5.000%, 05/01/2025	20	20
Lowe’s
5.000%, 04/15/2040	53	67
4.500%, 04/15/2030	20	24
3.700%, 04/15/2046	96	103
McDonald’s MTN
4.200%, 04/01/2050	250	290
3.800%, 04/01/2028	10	11
3.700%, 01/30/2026	10	11
3.600%, 07/01/2030	20	22

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.500%, 03/01/2027	$60	$67
3.500%, 07/01/2027	214	238
3.300%, 07/01/2025	10	11
1.450%, 09/01/2025	10	10
MDC Holdings
6.000%, 01/15/2043	10	13
NIKE
3.375%, 03/27/2050	70	76
3.250%, 03/27/2040	10	11
2.750%, 03/27/2027	20	22
2.400%, 03/27/2025	30	32
Target
2.250%, 04/15/2025	40	42
Time Warner Cable
7.300%, 07/01/2038	90	127
Time Warner Entertainment
8.375%, 07/15/2033	120	178
TJX
3.750%, 04/15/2027	10	11
3.500%, 04/15/2025	20	22
Toll Brothers Finance
4.375%, 04/15/2023	20	21
VOC Escrow
5.000%, 02/15/2028 (A)	30	30
		4,045

Consumer Staples — 2.0%
Altria Group
6.200%, 02/14/2059	4	5
5.950%, 02/14/2049	20	25
5.800%, 02/14/2039	90	111
4.800%, 02/14/2029	15	18
4.750%, 05/05/2021	50	50
4.400%, 02/14/2026	37	42
3.875%, 09/16/2046	20	19
2.450%, 02/04/2032	30	29
2.350%, 05/06/2025	10	10
Anheuser-Busch
4.900%, 02/01/2046	528	630
3.650%, 02/01/2026	20	22
Anheuser-Busch InBev Worldwide
5.550%, 01/23/2049	20	26
4.500%, 06/01/2050	100	114
4.350%, 06/01/2040	50	58
4.000%, 04/13/2028	20	22
3.500%, 06/01/2030	20	22
BAT Capital
4.540%, 08/15/2047	110	112
3.734%, 09/25/2040	30	29
3.557%, 08/15/2027	140	151
Cargill
1.375%, 07/23/2023 (A)	30	31

SEI Catholic Values Trust / Annual Report / February 28, 2021	23

SCHEDULE OF INVESTMENTS

February 28, 2021

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Coca-Cola
3.375%, 03/25/2027	$20	$22
2.950%, 03/25/2025	10	11
2.600%, 06/01/2050	20	19
1.450%, 06/01/2027	40	40
Constellation Brands
4.750%, 11/15/2024	80	91
Costco Wholesale
1.600%, 04/20/2030	40	39
1.375%, 06/20/2027	70	70
CVS Health
5.125%, 07/20/2045	60	75
3.875%, 07/20/2025	18	20
CVS Pass-Through Trust
7.507%, 01/10/2032 (A)	372	468
6.036%, 12/10/2028	195	225
Danone
2.077%, 11/02/2021 (A)	200	202
Hershey
0.900%, 06/01/2025	10	10
Kraft Heinz Foods
5.500%, 06/01/2050	10	13
5.200%, 07/15/2045	20	24
4.875%, 10/01/2049	20	23
4.375%, 06/01/2046	10	11
4.250%, 03/01/2031	10	11
3.950%, 07/15/2025	51	57
Lamb Weston Holdings
4.875%, 05/15/2028 (A)	10	11
Mars
3.200%, 04/01/2030 (A)	10	11
2.700%, 04/01/2025 (A)	30	32
Mondelez International
2.125%, 04/13/2023	10	10
1.500%, 05/04/2025	70	71
PepsiCo
4.600%, 07/17/2045	40	50
3.875%, 03/19/2060	20	24
3.625%, 03/19/2050	10	11
2.875%, 10/15/2049	20	20
1.625%, 05/01/2030	20	20
Philip Morris International
2.900%, 11/15/2021	10	10
2.500%, 08/22/2022	50	52
2.500%, 11/02/2022	50	52
2.100%, 05/01/2030	20	20
1.125%, 05/01/2023	20	20
Reynolds American
5.850%, 08/15/2045	20	24
		3,395

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Energy — 4.8%
Apache
4.750%, 04/15/2043	$10	$10
4.375%, 10/15/2028	130	132
4.250%, 01/15/2044	150	140
BP Capital Markets
3.535%, 11/04/2024	10	11
3.506%, 03/17/2025	100	110
BP Capital Markets America
3.633%, 04/06/2030	20	22
3.588%, 04/14/2027	10	11
3.216%, 11/28/2023	150	160
3.000%, 02/24/2050	50	46
2.937%, 04/06/2023	10	11
Cameron LNG
3.302%, 01/15/2035 (A)	30	32
2.902%, 07/15/2031 (A)	60	63
Cheniere Energy
4.625%, 10/15/2028 (A)	20	21
Chevron
3.078%, 05/11/2050	10	10
2.954%, 05/16/2026	30	32
1.554%, 05/11/2025	50	51
Chevron USA
5.250%, 11/15/2043	10	13
4.950%, 08/15/2047	10	13
3.850%, 01/15/2028	30	34
Cimarex Energy
4.375%, 03/15/2029	160	179
3.900%, 05/15/2027	80	88
ConocoPhillips
4.300%, 08/15/2028 (A)	130	151
3.750%, 10/01/2027 (A)	20	22
Continental Resources
4.500%, 04/15/2023	30	31
4.375%, 01/15/2028	30	32
DCP Midstream Operating
6.450%, 11/03/2036 (A)	10	11
Devon Energy
5.850%, 12/15/2025	30	35
5.600%, 07/15/2041	50	60
5.000%, 06/15/2045	140	162
Diamondback Energy
5.375%, 05/31/2025	20	21
3.500%, 12/01/2029	10	10
3.250%, 12/01/2026	10	11
Ecopetrol
5.875%, 05/28/2045	110	119
Energy Transfer Operating
6.250%, 04/15/2049	20	24
5.250%, 04/15/2029	30	35
5.000%, 05/15/2050	30	31

24	SEI Catholic Values Trust / Annual Report / February 28, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.950%, 06/15/2028	$20	$23
3.750%, 05/15/2030	110	116
2.900%, 05/15/2025	10	10
Enterprise Products Operating
4.150%, 10/16/2028	350	402
EOG Resources
4.950%, 04/15/2050	20	25
4.150%, 01/15/2026	20	23
3.900%, 04/01/2035	40	44
Equities
3.900%, 10/01/2027	10	10
3.000%, 10/01/2022	50	50
Exxon Mobil
4.327%, 03/19/2050	30	35
4.114%, 03/01/2046	70	78
3.482%, 03/19/2030	40	44
3.043%, 03/01/2026	40	43
2.992%, 03/19/2025	295	317
1.571%, 04/15/2023	10	10
Halliburton
5.000%, 11/15/2045	40	46
3.800%, 11/15/2025	4	4
Kinder Morgan
5.300%, 12/01/2034	20	24
5.200%, 03/01/2048	10	12
4.300%, 06/01/2025	30	34
4.300%, 03/01/2028	110	125
Kinder Morgan Energy Partners
4.250%, 09/01/2024	40	44
3.500%, 09/01/2023	30	32
MEG Energy
5.875%, 02/01/2029 (A)	10	10
MPLX
5.500%, 02/15/2049	30	36
4.875%, 06/01/2025	110	124
4.800%, 02/15/2029	80	93
4.700%, 04/15/2048	60	65
4.500%, 04/15/2038	10	11
Occidental Petroleum
7.875%, 09/15/2031	10	12
7.500%, 05/01/2031	60	71
6.950%, 07/01/2024	10	11
6.200%, 03/15/2040	75	81
5.550%, 03/15/2026	30	32
4.705%, 10/10/2036 (B)	1,026	498
4.625%, 06/15/2045	20	18
4.400%, 04/15/2046	10	9
4.400%, 08/15/2049	70	62
4.100%, 02/15/2047	70	59
3.500%, 08/15/2029	20	19
3.400%, 04/15/2026	20	19
3.200%, 08/15/2026	30	29

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.000%, 02/15/2027	$20	$19
2.900%, 08/15/2024	60	58
Pertamina Persero
6.000%, 05/03/2042 (A)	200	239
Petrobras Global Finance BV
7.375%, 01/17/2027	360	440
6.850%, 06/05/2115	50	54
5.750%, 02/01/2029	50	56
Petroleos Mexicanos
6.625%, 06/15/2035	100	95
Petroleos Mexicanos MTN
6.875%, 08/04/2026	20	21
Phillips 66 Partners
3.605%, 02/15/2025	300	322
3.550%, 10/01/2026	232	250
Pioneer Natural Resources
2.150%, 01/15/2031	40	39
1.125%, 01/15/2026	10	10
Range Resources
5.875%, 07/01/2022	4	4
5.000%, 03/15/2023	8	8
4.875%, 05/15/2025	30	30
Schlumberger Holdings
4.000%, 12/21/2025 (A)	30	34
3.900%, 05/17/2028 (A)	471	525
Shell International Finance BV
4.375%, 05/11/2045	50	59
4.000%, 05/10/2046	50	56
3.250%, 04/06/2050	50	50
2.875%, 05/10/2026	60	65
2.750%, 04/06/2030	20	21
Sinopec Group Overseas Development
4.375%, 04/10/2024 (A)	200	220
Sunoco Logistics Partners Operations
3.450%, 01/15/2023	381	396
Targa Resources Partners
5.500%, 03/01/2030	20	21
4.875%, 02/01/2031 (A)	30	31
Tennessee Gas Pipeline
2.900%, 03/01/2030 (A)	30	31
Transcontinental Gas Pipe Line
7.850%, 02/01/2026	50	64
Western Midstream Operating
6.500%, 02/01/2050	20	23
5.300%, 02/01/2030	100	108
4.500%, 03/01/2028	10	10
4.350%, 02/01/2025	30	31
2.325%, VAR ICE LIBOR USD 3 Month+1.850%, 01/13/2023	10	10
Williams
7.875%, 09/01/2021	30	31
7.750%, 06/15/2031	140	189

SEI Catholic Values Trust / Annual Report / February 28, 2021	25

SCHEDULE OF INVESTMENTS

February 28, 2021

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
7.500%, 01/15/2031	$10	$14
3.700%, 01/15/2023	20	21
WPX Energy
8.250%, 08/01/2023	30	35
		8,444

Financials — 11.8%
AIA Group MTN
3.200%, 03/11/2025 (A)	270	288
Ambac Assurance
5.100%(A)(C)	0	–
Ambac LSNI
6.000%, VAR ICE LIBOR USD 3 Month+5.000%, 02/12/2023 (A)	1	1
American International Group
3.750%, 07/10/2025	40	44
2.500%, 06/30/2025	464	489
Aviation Capital Group
1.950%, 01/30/2026 (A)	301	295
Bank of America
3.419%, VAR ICE LIBOR USD 3 Month+1.040%, 12/20/2028	42	46
3.004%, VAR ICE LIBOR USD 3 Month+0.790%, 12/20/2023	249	260
2.592%, VAR United States Secured Overnight Financing Rate+2.150%, 04/29/2031	90	92
Bank of America MTN
5.000%, 01/21/2044	20	26
4.450%, 03/03/2026	10	11
4.330%, VAR ICE LIBOR USD 3 Month+1.520%, 03/15/2050	478	563
4.250%, 10/22/2026	50	57
4.083%, VAR ICE LIBOR USD 3 Month+3.150%, 03/20/2051	110	126
4.000%, 01/22/2025	300	332
3.970%, VAR ICE LIBOR USD 3 Month+1.070%, 03/05/2029	150	169
3.593%, VAR ICE LIBOR USD 3 Month+1.370%, 07/21/2028	90	100
3.550%, VAR ICE LIBOR USD 3 Month+0.780%, 03/05/2024	70	74
3.500%, 04/19/2026	224	249
Bank of Montreal MTN
1.850%, 05/01/2025	70	72
Bank of New York Mellon MTN
1.600%, 04/24/2025	20	21
Bank of Nova Scotia
1.300%, 06/11/2025	40	40
Barclays
5.088%, VAR ICE LIBOR USD 3 Month+3.054%, 06/20/2030	200	231

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Barclays MTN
4.972%, VAR ICE LIBOR USD 3 Month+1.902%, 05/16/2029	$200	$235
Blackstone Holdings Finance
6.250%, 08/15/2042 (A)	118	167
5.000%, 06/15/2044 (A)	200	257
BNP Paribas
4.705%, VAR ICE LIBOR USD 3 Month+2.235%, 01/10/2025 (A)	200	221
4.400%, 08/14/2028 (A)	200	232
Brighthouse Financial
4.700%, 06/22/2047	5	5
Canadian Imperial Bank of Commerce
0.950%, 06/23/2023	40	41
Capital One Financial
3.900%, 01/29/2024	700	761
Citigroup
8.125%, 07/15/2039	110	185
4.650%, 07/23/2048	80	101
4.450%, 09/29/2027	140	161
4.412%, VAR United States Secured Overnight Financing Rate+3.914%, 03/31/2031	233	270
4.125%, 07/25/2028	90	102
3.980%, VAR ICE LIBOR USD 3 Month+1.338%, 03/20/2030	110	124
3.700%, 01/12/2026	100	111
3.520%, VAR ICE LIBOR USD 3 Month+1.151%, 10/27/2028	148	163
3.400%, 05/01/2026	510	562
3.106%, VAR United States Secured Overnight Financing Rate+2.842%, 04/08/2026	30	32
2.572%, VAR United States Secured Overnight Financing Rate+2.107%, 06/03/2031	10	10
1.678%, VAR United States Secured Overnight Financing Rate+1.667%, 05/15/2024	40	41
Cooperatieve Rabobank UA
4.375%, 08/04/2025	250	282
3.875%, 09/26/2023 (A)	392	425
Credit Agricole
8.125%, VAR USD Swap Semi 30/360 5 Yr Curr+6.185%(A)(C)	260	314
Credit Agricole MTN
1.907%, VAR United States Secured Overnight Financing Rate+1.676%, 06/16/2026 (A)	250	256
Credit Suisse Group
4.550%, 04/17/2026	250	287

26	SEI Catholic Values Trust / Annual Report / February 28, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.194%, VAR United States Secured Overnight Financing Rate+3.730%, 04/01/2031 (A)	$250	$284
1.305%, VAR United States Secured Overnight Financing Rate+0.980%, 02/02/2027 (A)	250	246
Danske Bank
5.000%, 01/12/2022 (A)	200	208
Five Corners Funding Trust
4.419%, 11/15/2023 (A)	390	430
Guardian Life Global Funding
1.100%, 06/23/2025 (A)	10	10
HSBC Holdings
4.041%, VAR ICE LIBOR USD 3 Month+1.546%, 03/13/2028	200	223
Intesa Sanpaolo
3.125%, 07/14/2022 (A)	200	206
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (A)	200	218
JPMorgan Chase
4.950%, 06/01/2045	100	130
4.493%, VAR United States Secured Overnight Financing Rate+3.790%, 03/24/2031	298	352
4.203%, VAR ICE LIBOR USD 3 Month+1.260%, 07/23/2029	590	680
4.023%, VAR ICE LIBOR USD 3 Month+1.000%, 12/05/2024	200	219
3.509%, VAR ICE LIBOR USD 3 Month+0.945%, 01/23/2029	210	231
3.109%, VAR United States Secured Overnight Financing Rate+2.440%, 04/22/2051	10	10
2.522%, VAR United States Secured Overnight Financing Rate+2.040%, 04/22/2031	130	133
2.083%, VAR United States Secured Overnight Financing Rate+1.850%, 04/22/2026	60	62
1.514%, VAR United States Secured Overnight Financing Rate+1.455%, 06/01/2024	100	102
KKR Group Finance II
5.500%, 02/01/2043 (A)	208	269
KKR Group Finance III
5.125%, 06/01/2044 (A)	215	267
KKR Group Finance VIII
3.500%, 08/25/2050 (A)	137	142
Liberty Mutual Group
4.569%, 02/01/2029 (A)	349	412
4.250%, 06/15/2023 (A)	90	98
Lincoln National
3.400%, 01/15/2031	209	229

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Lloyds Banking Group
4.375%, 03/22/2028	$200	$229
3.900%, 03/12/2024	536	586
2.858%, VAR ICE LIBOR USD 3 Month+1.249%, 03/17/2023	200	205
Macquarie Group
1.340%, VAR United States Secured Overnight Financing Rate+1.069%, 01/12/2027 (A)	302	299
Macquarie Group MTN
4.150%, VAR ICE LIBOR USD 3 Month+1.330%, 03/27/2024 (A)	471	505
Massachusetts Mutual Life Insurance
3.375%, 04/15/2050 (A)	144	145
Metropolitan Life Insurance
7.800%, 11/01/2025 (A)	267	338
Mitsubishi UFJ Financial Group
2.998%, 02/22/2022	20	21
Moody’s
3.250%, 05/20/2050	235	235
Morgan Stanley
3.737%, VAR ICE LIBOR USD 3 Month+0.847%, 04/24/2024	40	43
Morgan Stanley MTN
3.772%, VAR ICE LIBOR USD 3 Month+1.140%, 01/24/2029	90	101
3.622%, VAR United States Secured Overnight Financing Rate+3.120%, 04/01/2031	384	426
3.125%, 07/27/2026	450	490
2.188%, VAR United States Secured Overnight Financing Rate+1.990%, 04/28/2026	100	104
Natwest Group
5.125%, 05/28/2024	200	224
3.073%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.550%, 05/22/2028	200	211
New York Life Global Funding
0.950%, 06/24/2025 (A)	30	30
Park Aerospace Holdings
5.250%, 08/15/2022 (A)	4	4
Peachtree Corners Funding Trust
3.976%, 02/15/2025 (A)	225	247
Principal Life Global Funding II
1.250%, 06/23/2025 (A)	10	10
Royal Bank of Canada MTN
3.200%, 04/30/2021	40	40
1.600%, 04/17/2023	60	62
1.150%, 06/10/2025	40	40
Santander Holdings USA
4.500%, 07/17/2025	10	11

SEI Catholic Values Trust / Annual Report / February 28, 2021	27

SCHEDULE OF INVESTMENTS

February 28, 2021

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
State Street
3.152%, VAR United States Secured Overnight Financing Rate+2.650%, 03/30/2031	$110	$121
2.901%, VAR United States Secured Overnight Financing Rate+2.600%, 03/30/2026	95	102
Sumitomo Mitsui Financial Group
2.058%, 07/14/2021	30	30
Teachers Insurance & Annuity Association of America
4.900%, 09/15/2044 (A)	90	114
Toronto-Dominion Bank MTN
3.250%, 06/11/2021	50	50
1.150%, 06/12/2025	30	30
0.750%, 06/12/2023	80	81
UBS MTN
4.500%, 06/26/2048 (A)	200	256
UBS Group
1.364%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.080%, 01/30/2027 (A)	200	199
UBS Group Funding Jersey
4.125%, 04/15/2026 (A)	449	506
US Bancorp
1.450%, 05/12/2025	30	31
US Bank
3.150%, 04/26/2021	250	250
WEA Finance
3.750%, 09/17/2024 (A)	200	213
		20,681

Health Care — 1.5%
Abbott Laboratories
4.900%, 11/30/2046	40	54
4.750%, 11/30/2036	10	13
3.750%, 11/30/2026	43	49
Aetna
2.800%, 06/15/2023	10	10
Anthem
3.650%, 12/01/2027	30	34
3.350%, 12/01/2024	20	22
2.950%, 12/01/2022	50	52
Cigna
4.375%, 10/15/2028	210	244
4.125%, 11/15/2025	377	424
3.750%, 07/15/2023	24	26
3.400%, 09/17/2021	30	31
3.400%, 03/01/2027	441	486
CVS Health
5.050%, 03/25/2048	40	50
4.300%, 03/25/2028	135	155

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.250%, 04/01/2050	$70	$80
4.125%, 04/01/2040	10	11
3.750%, 04/01/2030	30	33
3.625%, 04/01/2027	30	33
3.350%, 03/09/2021	16	16
Fresenius Medical Care US Finance II
4.750%, 10/15/2024 (A)	50	56
Humana
4.500%, 04/01/2025	10	11
Medtronic
3.500%, 03/15/2025	16	18
PeaceHealth Obligated Group
1.375%, 11/15/2025	430	433
SSM Health Care
3.688%, 06/01/2023	248	264
		2,605

Industrials — 3.1%
3M
3.700%, 04/15/2050	150	169
Air Canada Pass-Through Trust, Ser 2015-1, Cl A
3.600%, 03/15/2027 (A)	236	236
Air Lease
3.375%, 07/01/2025	20	21
Canadian National Railway
3.650%, 02/03/2048	151	170
Canadian Pacific Railway
6.125%, 09/15/2115	167	259
Carrier Global
2.700%, 02/15/2031	10	10
Cintas No. 2
3.700%, 04/01/2027	30	34
2.900%, 04/01/2022	20	21
Continental Airlines Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024	155	159
CSX
3.800%, 04/15/2050	331	367
DAE Funding
5.750%, 11/15/2023 (A)	10	10
Deere
3.750%, 04/15/2050	40	46
3.100%, 04/15/2030	10	11
Delta Air Lines
7.375%, 01/15/2026	30	35
7.000%, 05/01/2025 (A)	190	221
4.750%, 10/20/2028 (A)	30	33
4.500%, 10/20/2025 (A)	30	32
3.625%, 03/15/2022	20	20
3.400%, 04/19/2021	80	80
2.900%, 10/28/2024	40	40

28	SEI Catholic Values Trust / Annual Report / February 28, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Delta Air Lines Pass-Through Trust, Ser 2020-1AA
2.000%, 06/10/2028	$165	$166
Eaton
4.150%, 11/02/2042	70	82
FedEx
5.250%, 05/15/2050	88	112
4.050%, 02/15/2048	237	257
Ferguson Finance
4.500%, 10/24/2028 (A)	394	462
3.250%, 06/02/2030 (A)	230	247
GFL Environmental
4.250%, 06/01/2025 (A)	20	21
International Lease Finance
5.875%, 08/15/2022	50	54
Mileage Plus Holdings
6.500%, 06/20/2027 (A)	40	44
Norfolk Southern
4.837%, 10/01/2041	200	253
Penske Truck Leasing LP
3.900%, 02/01/2024 (A)	457	496
Republic Services
2.500%, 08/15/2024	20	21
Spirit Airlines Pass-Through Trust, Ser 2017-1AA
3.375%, 02/15/2030	173	172
Spirit Loyalty Cayman
8.000%, 09/20/2025 (A)	40	45
United Airlines Pass-Through Trust, Ser 2014-1, Cl A
4.000%, 04/11/2026	583	602
United Parcel Service
5.300%, 04/01/2050	66	90
United Rentals North America
3.875%, 02/15/2031	100	102
Verisk Analytics
3.625%, 05/15/2050	202	206
Waste Management
4.150%, 07/15/2049	20	24
3.500%, 05/15/2024	30	32
		5,462

Information Technology — 1.3%
Apple
3.850%, 08/04/2046	156	177
3.200%, 05/13/2025	80	87
1.550%, 08/04/2021	20	20
1.125%, 05/11/2025	40	40
Broadcom
4.700%, 04/15/2025	40	45
4.110%, 09/15/2028	237	262
3.150%, 11/15/2025	60	64

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
1.950%, 02/15/2028 (A)	$434	$426
Hewlett Packard Enterprise
4.400%, 10/15/2022	69	73
Lam Research
2.875%, 06/15/2050	92	89
Mastercard
3.850%, 03/26/2050	10	12
Micron Technology
2.497%, 04/24/2023	30	31
NVIDIA
3.700%, 04/01/2060	50	55
3.500%, 04/01/2040	70	77
3.500%, 04/01/2050	70	75
2.850%, 04/01/2030	20	21
NXP BV
4.625%, 06/01/2023 (A)	215	234
2.700%, 05/01/2025 (A)	30	32
PayPal Holdings
1.650%, 06/01/2025	30	31
1.350%, 06/01/2023	30	31
Prosus
4.850%, 07/06/2027 (A)	200	226
salesforce.com
3.250%, 04/11/2023	40	42
Texas Instruments
1.750%, 05/04/2030	20	20
Visa
4.300%, 12/14/2045	50	62
3.150%, 12/14/2025	70	77
2.050%, 04/15/2030	20	20
		2,329

Materials — 0.7%
Anglo American Capital
3.625%, 09/11/2024 (A)	200	218
ArcelorMittal
4.550%, 03/11/2026	50	56
3.600%, 07/16/2024	80	85
Barrick North America Finance
5.700%, 05/30/2041	60	81
Equate Petrochemical BV MTN
4.250%, 11/03/2026 (A)	200	217
Freeport-McMoRan
5.450%, 03/15/2043	60	75
4.625%, 08/01/2030	10	11
4.550%, 11/14/2024	10	11
Glencore Funding
4.125%, 05/30/2023 (A)	70	75
4.000%, 03/27/2027 (A)	140	157
Southern Copper
5.250%, 11/08/2042	70	87

SEI Catholic Values Trust / Annual Report / February 28, 2021	29

SCHEDULE OF INVESTMENTS

February 28, 2021

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Suzano Austria GmbH
3.750%, 01/15/2031	$90	$95
Vale Overseas
6.875%, 11/21/2036	10	14
WestRock RKT
4.000%, 03/01/2023	10	10
		1,192

Real Estate — 0.8%
Digital Realty Trust
4.750%, 10/01/2025	145	166
3.700%, 08/15/2027	311	349
Federal Realty Investment Trust
1.250%, 02/15/2026	264	263
HCP
4.000%, 06/01/2025	150	167
Simon Property Group
1.750%, 02/01/2028	501	493
		1,438

Utilities — 2.5%
Aquarion
4.000%, 08/15/2024 (A)	192	211
Berkshire Hathaway Energy
4.450%, 01/15/2049	600	717
Consolidated Edison of New York
3.950%, 04/01/2050	20	22
3.350%, 04/01/2030	20	22
Duke Energy Carolinas
3.950%, 03/15/2048	98	111
Duke Energy Florida
3.200%, 01/15/2027	230	252
Duke Energy Ohio
3.650%, 02/01/2029	50	56
Eversource Energy
3.150%, 01/15/2025	111	119
Exelon
5.625%, 06/15/2035	60	78
5.100%, 06/15/2045	328	411
4.700%, 04/15/2050	69	85
FirstEnergy
7.375%, 11/15/2031	270	373
5.350%, 07/15/2047	100	119
4.400%, 07/15/2027	50	55
1.600%, 01/15/2026	20	20
Interstate Power and Light
2.300%, 06/01/2030	295	300
NextEra Energy Capital Holdings
3.550%, 05/01/2027	292	327
NSTAR Electric
3.950%, 04/01/2030	230	268

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Pacific Gas and Electric
3.300%, 08/01/2040	$10	$9
2.500%, 02/01/2031	20	19
2.100%, 08/01/2027	20	20
1.750%, 06/16/2022	60	60
Southern
3.250%, 07/01/2026	415	451
Virginia Electric & Power
3.150%, 01/15/2026	124	135
Xcel Energy
3.400%, 06/01/2030	188	205
		4,445

Total Corporate Obligations (Cost $56,148) ($ Thousands)		60,055

MORTGAGE-BACKED SECURITIES — 33.2%

Agency Mortgage-Backed Obligations — 24.4%
FHLMC
6.000%, 03/01/2035 to 07/01/2040	463	556
5.500%, 04/01/2030	153	171
5.000%, 06/01/2041 to 03/01/2050	560	628
4.500%, 06/01/2038 to 10/01/2048	905	1,007
4.000%, 07/01/2037 to 06/01/2048	1,302	1,428
3.500%, 04/01/2033 to 03/01/2050	1,654	1,777
3.000%, 09/01/2036 to 03/31/2051	3,111	3,327
2.500%, 01/01/2050 to 01/01/2051	2,368	2,457
2.000%, 08/01/2050 to 02/01/2051	1,114	1,127
FHLMC CMO, Ser 2012-4057, Cl CS, IO
5.938%, VAR ICE LIBOR USD 1 Month+6.050%, 04/15/2039	5	–
FHLMC CMO, Ser 2014-328, Cl S4, IO
2.283%, 02/15/2038 (D)	37	2
FHLMC CMO, Ser 2014-4415, Cl IO, IO
2.282%, 04/15/2041 (D)	168	10
FHLMC CMO, Ser 2015-4494, Cl AI, IO
2.434%, 11/15/2038 (D)	167	10
FHLMC CMO, Ser 2018-4813, Cl CJ
3.000%, 08/15/2048	36	37
FHLMC CMO, Ser 2020-5010, Cl JI, IO
2.500%, 09/25/2050	97	16
FHLMC CMO, Ser 2020-5018, Cl MI, IO
2.000%, 10/25/2050	99	14
FHLMC Multifamily Structured Pass-Through Certificates, Ser 1517, Cl X1, IO
1.334%, 07/25/2035 (D)	340	50
FHLMC Multifamily Structured Pass-Through Certificates, Ser 1519, Cl X1, IO
0.611%, 12/25/2035 (D)	2,119	144

30	SEI Catholic Values Trust / Annual Report / February 28, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser K082, Cl A2
3.920%, 09/25/2028 (D)	$262	$307
FHLMC Multifamily Structured Pass-Through Certificates, Ser K087, Cl A2
3.771%, 12/25/2028	209	243
FNMA
5.000%, 10/01/2048 to 03/01/2050	445	492
4.500%, 07/01/2033 to 01/01/2059	2,411	2,678
4.000%, 01/01/2037 to 06/01/2057	2,267	2,486
3.500%, 10/01/2037 to 03/01/2057	4,378	4,737
3.160%, 05/01/2029	20	22
3.000%, 11/01/2034 to 10/01/2050	4,126	4,395
2.810%, 04/01/2025	40	43
2.790%, 08/01/2029	100	109
2.500%, 08/01/2035 to 02/01/2051	2,592	2,705
2.260%, 04/01/2030	98	104
2.000%, 08/01/2050 to 03/01/2051	478	484
FNMA ARM
2.675%, VAR ICE LIBOR USD 12 Month+1.587%, 04/01/2047	347	361
FNMA CMO, Ser 2015-55, Cl IO, IO
1.802%, 08/25/2055 (D)	164	7
FNMA CMO, Ser 2015-56, Cl AS, IO
6.032%, VAR ICE LIBOR USD 1 Month+6.150%, 08/25/2045	189	45
FNMA CMO, Ser 2020-97, Cl AI, IO
2.000%, 01/25/2051	199	27
FNMA TBA
2.500%, 03/01/2043 to 04/01/2043	500	515
2.000%, 03/15/2051 to 04/15/2051	2,100	2,110
1.500%, 03/15/2036 to 03/15/2051	800	798
FNMA, Ser 2019-M4, Cl A2
3.610%, 02/25/2031	40	46
FNMA, Ser 2019-M5, Cl A2
3.273%, 02/25/2029	70	78
FNMA, Ser 2019-M6, Cl A2
3.450%, 01/01/2029	70	77
FRESB Mortgage Trust, Ser 2019-SB63, Cl A5H
2.550%, 02/25/2039 (D)	244	253
GNMA
5.000%, 01/20/2049	80	87
4.500%, 01/15/2042 to 02/20/2050	1,541	1,711
4.000%, 08/15/2045 to 04/20/2050	921	1,006
3.500%, 01/20/2047 to 09/20/2048	671	721
3.000%, 09/15/2042 to 12/20/2050	882	925
2.000%, 12/20/2050	199	201
GNMA CMO, Ser 2007-51, Cl SG, IO
6.469%, VAR ICE LIBOR USD 1 Month+6.580%, 08/20/2037	10	2

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2012-34, Cl SA, IO
5.939%, VAR ICE LIBOR USD 1 Month+6.050%, 03/20/2042	$105	$27
GNMA CMO, Ser 2012-43, Cl SN, IO
6.493%, VAR ICE LIBOR USD 1 Month+6.600%, 04/16/2042	86	21
GNMA CMO, Ser 2012-H27, Cl AI, IO
1.741%, VAR ICE LIBOR USD 1 Month0.000%, 10/20/2062	70	3
GNMA CMO, Ser 2014-118, Cl HS, IO
6.089%, VAR ICE LIBOR USD 1 Month+6.200%, 08/20/2044	180	40
GNMA CMO, Ser 2020-123, Cl NI, IO
2.500%, 08/20/2050	99	14
GNMA CMO, Ser 2020-160, Cl YI, IO
2.500%, 10/20/2050	99	14
GNMA CMO, Ser 2020-H09, Cl FL
1.261%, VAR ICE LIBOR USD 1 Month+1.150%, 05/20/2070	100	104
GNMA TBA
2.000%, 03/15/2051	200	202
GNMA, Ser 178, Cl IO, IO
1.416%, 10/16/2060 (D)	1,219	122
GNMA, Ser 2018-130, Cl A
3.250%, 05/16/2059	56	58
Seasoned Credit Risk Transfer Trust, Ser 2018-3, Cl MA
3.500%, 08/25/2057	299	320
Seasoned Credit Risk Transfer Trust, Ser 2018-4, Cl MA
3.500%, 03/25/2058	392	422
Seasoned Credit Risk Transfer Trust, Ser 2019-2, Cl MA
3.500%, 08/25/2058	342	368
Seasoned Credit Risk Transfer Trust, Ser 2020-2, Cl MA
2.000%, 11/25/2059	239	244
Seasoned Credit Risk Transfer Trust, Ser 2020-3, Cl MA
2.000%, 05/25/2060	211	215

		42,710

Non-Agency Mortgage-Backed Obligations — 8.8%
BANK, Ser 2017-BNK8, Cl XA, IO
0.734%, 11/15/2050 (D)	1,637	67
BBCCRE Trust, Ser 2015-GTP, Cl D
4.563%, 08/10/2033 (A)(D)	140	136
Bear Stearns Asset Backed Securities I Trust, Ser 2004-AC6, Cl A1
5.750%, 11/25/2034	67	67
Benchmark Mortgage Trust, Ser 2019-B15, Cl A5
2.928%, 12/15/2072	183	196

SEI Catholic Values Trust / Annual Report / February 28, 2021	31

SCHEDULE OF INVESTMENTS

February 28, 2021

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Benchmark Mortgage Trust, Ser 2019-B17, Cl A2
2.211%, 03/15/2053	$395	$411
Benchmark Mortgage Trust, Ser 2020-B22, Cl ASB
1.731%, 01/15/2054	474	473
BX Commercial Mortgage Trust, Ser 2019-XL, Cl A
1.032%, VAR ICE LIBOR USD 1 Month+0.920%, 10/15/2036 (A)	468	469
BXP Trust, Ser 2017-CQHP, Cl A
0.962%, VAR ICE LIBOR USD 1 Month+0.850%, 11/15/2034 (A)	190	188
Chevy Chase Funding Mortgage-Backed Certificates, Ser 2004-2A, Cl B1
0.628%, 05/25/2035 (A)(D)	202	179
Chevy Chase Funding Mortgage-Backed Certificates, Ser 2004-2A, Cl A1
0.388%, VAR ICE LIBOR USD 1 Month+0.270%, 05/25/2035 (A)	74	74
CIM Trust, Ser 2020-INV1, Cl A2
2.500%, 04/25/2050 (A)(D)	261	267
COMM Mortgage Trust, Ser 2013-CR6, Cl B
3.397%, 03/10/2046 (A)	100	103
COMM Mortgage Trust, Ser 2013-CR8, Cl A4
3.334%, 06/10/2046	329	345
COMM Mortgage Trust, Ser 2015-CR24, Cl AM
4.028%, 08/10/2048 (D)	90	99
COMM Mortgage Trust, Ser 2015-CR26, Cl A4
3.630%, 10/10/2048	417	460
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl F
2.762%, VAR ICE LIBOR USD 1 Month+2.650%, 05/15/2036 (A)	190	190
CSAIL Commercial Mortgage Trust, Ser 2015-C2, Cl AS
3.849%, 06/15/2057 (D)	210	222
CSMC Trust, Ser 2017-HL1, Cl A3
3.500%, 06/25/2047 (A)(D)	26	26
CSMC Trust, Ser 2017-TIME, Cl A
3.646%, 11/13/2039 (A)	100	102
CSMC Trust, Ser 2018-J1, Cl A2
3.500%, 02/25/2048 (A)(D)	301	307
CSMC Trust, Ser 2020-FACT, Cl F
6.269%, VAR ICE LIBOR USD 1 Month+6.157%, 10/15/2037 (A)	250	254
EverBank Mortgage Loan Trust, Ser 2018-1, Cl A22
3.500%, 02/25/2048 (A)(D)	104	105

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC STACR Remic Trust, Ser 2020-DNA1, Cl M2
1.818%, VAR ICE LIBOR USD 1 Month+1.700%, 01/25/2050 (A)	$250	$249
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA2, Cl M3
4.768%, VAR ICE LIBOR USD 1 Month+4.650%, 10/25/2028	235	246
FNMA Connecticut Avenue Securities, Ser 2016-C04, Cl 1M2
4.368%, VAR ICE LIBOR USD 1 Month+4.250%, 01/25/2029	33	34
FNMA Connecticut Avenue Securities, Ser 2017-C03, Cl 1M2
3.118%, VAR ICE LIBOR USD 1 Month+3.000%, 10/25/2029	190	193
FNMA Connecticut Avenue Securities, Ser 2018-C05, Cl 1M2
2.468%, VAR ICE LIBOR USD 1 Month+2.350%, 01/25/2031	196	196
GS Mortgage Securities II, Ser 2018-SRP5, Cl A
1.412%, VAR ICE LIBOR USD 1 Month+1.300%, 09/15/2031 (A)	190	162
GS Mortgage Securities Trust, Ser 2006-GG8, Cl AJ
5.622%, 11/10/2039	94	31
GS Mortgage Securities Trust, Ser 2010-C1, Cl A2
4.592%, 08/10/2043 (A)	96	96
GS Mortgage Securities Trust, Ser 2011-GC5, Cl A4
3.707%, 08/10/2044	131	131
GS Mortgage Securities Trust, Ser 2012-GC6, Cl AS
4.948%, 01/10/2045 (A)	200	205
GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl A4
3.377%, 05/10/2045	279	282
GS Mortgage Securities Trust, Ser 2018-SRP5, Cl B
4.481%, 06/09/2021	190	134
GS Mortgage Securities Trust, Ser 2020-GSA2, Cl AAB
1.662%, 12/12/2053	260	260
GS Mortgage-Backed Securities Trust, Ser 2020-INV1, Cl A14
3.000%, 10/25/2050 (A)(D)	294	300
GS Mortgage-Backed Securities Trust, Ser 2021-PJ1, Cl A2
2.500%, 06/25/2051 (A)(D)	363	377

32	SEI Catholic Values Trust / Annual Report / February 28, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Impac CMB Trust, Ser 2005-4, Cl 1M1
0.763%, VAR ICE LIBOR USD 1 Month+0.430%, 05/25/2035	$39	$40
Impac Secured Assets Trust, Ser 2006-2, Cl 2M3
1.218%, VAR ICE LIBOR USD 1 Month+1.100%, 08/25/2036	173	179
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C7, Cl XA, IO
0.877%, 10/15/2050 (D)	1,414	63
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-C6, Cl A3
3.507%, 05/15/2045	153	157
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-CIBX, Cl A4
3.483%, 06/15/2045	394	399
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-PHH, Cl F
4.510%, VAR ICE LIBOR USD 1 Month+3.010%, 06/15/2035 (A)	250	78
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2020-MKST, Cl F
2.962%, VAR ICE LIBOR USD 1 Month+2.850%, 12/15/2036 (A)	270	244
JPMorgan Mortgage Trust, Ser 2005-S2, Cl 2A15
6.000%, 09/25/2035	128	118
JPMorgan Mortgage Trust, Ser 2016-1, Cl A5
3.500%, 05/25/2046 (A)(D)	–	–
JPMorgan Mortgage Trust, Ser 2016-4, Cl A5
3.500%, 10/25/2046 (A)(D)	12	12
JPMorgan Mortgage Trust, Ser 2018-4, Cl A1
3.500%, 10/25/2048 (A)(D)	10	10
JPMorgan Mortgage Trust, Ser 2018-5, Cl A1
3.500%, 10/25/2048 (A)(D)	50	51
JPMorgan Mortgage Trust, Ser 2020-3, Cl A3A
3.000%, 08/25/2050 (A)(D)	244	249
JPMorgan Mortgage Trust, Ser 2021-3, Cl A3
2.500%, 07/01/2051 (A)(D)	420	434
KKR Industrial Portfolio Trust, Ser 2021-KDIP, Cl A
0.662%, VAR ICE LIBOR USD 1 Month+0.550%, 12/15/2037 (A)	348	347
Metlife Securitization Trust, Ser 2020-INV1, Cl A2A
2.500%, 05/25/2050 (A)(D)	237	241

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C17, Cl A4
3.443%, 08/15/2047	$430	$450
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C23, Cl B
4.144%, 07/15/2050 (D)	100	107
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C32, Cl ASB
3.514%, 12/15/2049	283	307
Morgan Stanley Capital I Trust, Ser 2007-IQ16, Cl AJ
6.341%, 12/12/2049 (D)	22	12
Morgan Stanley Capital I Trust, Ser 2019-BPR, Cl A
1.512%, VAR ICE LIBOR USD 1 Month+1.400%, 05/15/2036 (A)	140	136
MSCG Trust, Ser 2015-ALDR, Cl A2
3.462%, 06/07/2035 (A)(D)	110	108
Natixis Commercial Mortgage Securities Trust, Ser 2019-FAME, Cl A
3.047%, 08/15/2036 (A)	110	109
New Residential Mortgage Loan Trust, Ser 2019-6A, Cl B2
4.250%, 09/25/2059 (A)(D)	225	247
New Residential Mortgage Loan Trust, Ser 2019-6A, Cl B1
4.000%, 09/25/2059 (A)(D)	225	248
New Residential Mortgage Loan Trust, Ser 2019-NQM4, Cl A1
2.492%, 09/25/2059 (A)(D)	158	161
Nomura Asset Acceptance Alternative Loan Trust, Ser 2007-1, Cl 1A4
6.138%, 03/25/2047	145	149
Residential Mortgage Loan Trust, Ser 2019-3, Cl A1
2.633%, 09/25/2059 (A)(D)	73	74
Rosslyn Portfolio Trust, Ser 2017-R17, Cl A
1.939%, VAR ICE LIBOR USD 1 Month+0.950%, 06/15/2033 (A)	85	85
Sequoia Mortgage Trust, Ser 2017-1, Cl A4
3.500%, 02/25/2047 (A)(D)	85	86
Sequoia Mortgage Trust, Ser 2017-4, Cl A4
3.500%, 07/25/2047 (A)(D)	–	–
Sequoia Mortgage Trust, Ser 2017-6, Cl A4
3.500%, 09/25/2047 (A)(D)	14	14
Sequoia Mortgage Trust, Ser 2020-1, Cl A4
3.500%, 02/25/2050 (A)(D)	81	82
Sequoia Mortgage Trust, Ser 2021-1, Cl A1
2.500%, 03/25/2051 (A)(D)	405	422
UBS Commercial Mortgage Trust, Ser 2012-C1, Cl A3
3.400%, 05/10/2045	586	595

SEI Catholic Values Trust / Annual Report / February 28, 2021	33

SCHEDULE OF INVESTMENTS

February 28, 2021

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
UBS Commercial Mortgage Trust, Ser 2018-C13, Cl ASB
4.241%, 10/15/2051	$532	$611
WaMu Mortgage Pass-Through Certificates Trust, Ser 2005-AR6, Cl 2A1A
0.578%, VAR ICE LIBOR USD 1 Month+0.230%, 04/25/2045	180	178
Wells Fargo Commercial Mortgage Trust, Ser 2015-C28, Cl AS
3.872%, 05/15/2048 (D)	270	295
WFRBS Commercial Mortgage Trust, Ser 2011-C4, Cl A4
4.902%, 06/15/2044 (A)(D)	236	237
WFRBS Commercial Mortgage Trust, Ser 2014-C24, Cl A5
3.607%, 11/15/2047	442	479

		15,450

Total Mortgage-Backed Securities (Cost $57,441) ($ Thousands)		58,160

U.S. TREASURY OBLIGATIONS — 18.1%
U.S. Treasury Bills
0.090%, 04/20/2021 (B)	2,740	2,740
0.090%, 05/04/2021 (B)	1,200	1,200
0.090%, 05/11/2021 (B)	1,110	1,110
0.085%, 04/06/2021 (B)	1,900	1,900
0.084%, 05/18/2021 (B)	990	990
U.S. Treasury Bond STRIPS
2.350%, 05/15/2049 (B)	410	217
U.S. Treasury Bonds
3.750%, 11/15/2043	950	1,231
3.125%, 05/15/2048	620	742
2.875%, 08/15/2045	70	80
2.750%, 08/15/2047	970	1,082
2.000%, 02/15/2050	330	317
1.875%, 02/15/2051	688	641
1.625%, 11/15/2050	590	516
1.375%, 11/15/2040	1,060	935
1.375%, 08/15/2050	4,954	4,065
1.250%, 05/15/2050	1,490	1,183
1.125%, 08/15/2040	3,902	3,289
U.S. Treasury Inflation Protected Securities
2.125%, 02/15/2040	157	226
2.125%, 02/15/2041	71	104
1.750%, 01/15/2028	149	180
1.375%, 02/15/2044	268	354
1.000%, 02/15/2049	108	136
0.750%, 02/15/2042	46	54
0.125%, 01/15/2030	395	429

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes
1.125%, 02/29/2028	$620	$618
1.125%, 02/15/2031	370	359
0.875%, 11/15/2030	10	9
0.750%, 01/31/2028	1,880	1,828
0.625%, 08/15/2030	1,793	1,665
0.375%, 01/31/2026	456	447
0.250%, 05/31/2025	40	39
0.250%, 06/30/2025	250	246
0.250%, 08/31/2025	140	137
0.250%, 10/31/2025	100	98
0.125%, 07/15/2023	2,113	2,108
0.125%, 01/15/2024	475	473

Total U.S. Treasury Obligations (Cost $32,613) ($ Thousands)		31,748

ASSET-BACKED SECURITIES — 8.3%

Automotive — 1.3%

Avis Budget Rental Car Funding AESOP, Ser 2019-2A, Cl A
3.350%, 09/22/2025 (A)	100	108
Ford Credit Auto Lease Trust, Ser 2020-A, Cl A3
1.850%, 03/15/2023	367	371
Ford Credit Auto Owner Trust, Ser 2020-1, Cl A
2.040%, 08/15/2031 (A)	400	417
Ford Credit Floorplan Master Owner Trust,Ser 2018-3, Cl A1
3.520%, 10/15/2023	585	597
Ford Credit Floorplan Master Owner Trust, Ser 2018-4, Cl A
4.060%, 11/15/2030	150	173
Hertz Vehicle Financing II, Ser 2016-2A, Cl B
3.940%, 03/25/2022 (A)	100	100
World Omni Auto Receivables Trust, Ser 2020-A, Cl A3
1.700%, 01/17/2023	463	473
		2,239

Mortgage Related Securities — 0.4%

Asset-Backed Securities Home Equity Loan Trust, Ser 2007-HE1, Cl A4
0.258%, VAR ICE LIBOR USD 1 Month+0.140%, 12/25/2036	185	180
Bear Stearns Asset-Backed Securities I Trust, Ser 2004-HE6, Cl M1
0.973%, VAR ICE LIBOR USD 1 Month+0.855%, 08/25/2034	253	249

34	SEI Catholic Values Trust / Annual Report / February 28, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Bear Stearns Asset-Backed Securities I Trust, Ser 2004-HE7, Cl M1
1.018%, VAR ICE LIBOR USD 1 Month+0.900%, 08/25/2034	$187	$184
Option One Mortgage Loan Trust, Ser 2007-FXD1, Cl 3A4
5.860%, 01/25/2037	92	94
		707

Other Asset-Backed Securities — 6.6%

AMSR Trust, Ser 2020-SFR4, Cl A
1.355%, 11/17/2037 (A)	253	253
Applebee’s Funding, Ser 2019-1A, Cl A2I
4.194%, 06/07/2049 (A)	140	144
BankAmerica Manufactured Housing Contract Trust, Ser 1996-1, Cl B1
7.875%, 10/10/2026	510	61
CCG Receivables Trust, Ser 2018-1, Cl A2
2.500%, 06/16/2025 (A)	7	7
CCG Receivables Trust, Ser 2019-1, Cl A2
2.800%, 09/14/2026 (A)	104	106
CF Hippolyta, Ser 2020-1, Cl A1
1.690%, 07/15/2060 (A)	178	178
CIT Mortgage Loan Trust, Ser 2007-1, Cl 1M1
1.618%, VAR ICE LIBOR USD 1 Month+1.500%, 10/25/2037 (A)	120	122
DB Master Finance, Ser 2017-1A, Cl A2I
3.629%, 11/20/2047 (A)	245	251
DB Master Finance, Ser 2019-1A, Cl A2I
3.787%, 05/20/2049 (A)	224	229
Domino’s Pizza Master Issuer, Ser 2017-1A, Cl A2I
1.468%, VAR ICE LIBOR USD 3 Month+1.250%, 07/25/2047 (A)	219	219
Domino’s Pizza Master Issuer, Ser 2019-1A, Cl A2
3.668%, 10/25/2049 (A)	79	83
First Franklin Mortgage Loan Trust, Ser 2006-FF15, Cl A5
0.278%, VAR ICE LIBOR USD 1 Month+0.160%, 11/25/2036	159	156
FirstKey Homes Trust, Ser 2020-SFR1, Cl A
1.339%, 09/17/2025 (A)	220	220
FirstKey Homes Trust, Ser 2020-SFR2, Cl A
1.266%, 10/19/2037 (A)	252	252
GMF Floorplan Owner Revolving Trust, Ser 2018-4, Cl A1
3.500%, 09/15/2023 (A)	255	260
Merrill Lynch Mortgage Investors Trust, Ser 2004-WMC5, Cl M1
1.048%, VAR ICE LIBOR USD 1 Month+0.930%, 07/25/2035	299	297

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
NextGear Floorplan Master Owner Trust, Ser 2018-2A, Cl A2
3.690%, 10/15/2023 (A)	$377	$385
NextGear Floorplan Master Owner Trust, Ser 2019-1A, Cl A2
3.210%, 02/15/2024 (A)	347	357
Oak Street Investment Grade Net Lease Fund, Ser 2020-1A, Cl A1
1.850%, 11/20/2050 (A)	474	480
Oak Street Investment Grade Net Lease Fund, Ser 2021-1A, Cl A2
1.930%, 01/20/2051 (A)	470	468
Progress Residential Trust, Ser 2018-SFR3, Cl A
3.880%, 10/17/2035 (A)	407	413
Progress Residential Trust, Ser 2019-SFR3, Cl A
2.271%, 09/17/2036 (A)	352	358
RAMP Trust, Ser 2006-RZ3, Cl M1
0.468%, VAR ICE LIBOR USD 1 Month+0.350%, 08/25/2036	432	423
Sabey Data Center Issuer, Ser 2020-1, Cl A2
3.812%, 04/20/2045 (A)	170	180
Sofi Professional Loan Program Trust, Ser 2018-B, Cl A2FX
3.340%, 08/25/2047 (A)	79	81
Sofi Professional Loan Program Trust, Ser 2018-D, Cl A2FX
3.600%, 02/25/2048 (A)	157	163
Sofi Professional Loan Program Trust, Ser 2020-A, Cl A1FX
2.060%, 05/15/2046 (A)	172	173
Stack Infrastructure Issuer, Ser 2019-2A, Cl A2
3.080%, 10/25/2044 (A)	159	165
Structured Asset Investment Loan Trust, Ser 2003-BC12, Cl 2A
0.838%, VAR ICE LIBOR USD 1 Month+0.720%, 11/25/2033	193	189
Structured Asset Securities Mortgage Loan Trust, Ser 2007-WF1, Cl A1
0.328%, VAR ICE LIBOR USD 1 Month+0.210%, 02/25/2037	233	221
Tricon American Homes Trust, Ser 2020-SFR1, Cl A
1.499%, 07/17/2038 (A)	260	261
Tricon American Homes Trust, Ser 2020-SFR2, Cl A
1.482%, 11/17/2039 (A)	256	253
U.S. Small Business Administration, Ser 2010-20B, Cl 1
4.140%, 02/01/2030	60	64

SEI Catholic Values Trust / Annual Report / February 28, 2021	35

SCHEDULE OF INVESTMENTS

February 28, 2021

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
U.S. Small Business Administration, Ser 2011-20H, Cl 1
3.290%, 08/01/2031	$125	$132
U.S. Small Business Administration, Ser 2013-20G, Cl 1
3.150%, 07/01/2033	523	546
U.S. Small Business Administration, Ser 2014-20C, Cl 1
3.210%, 03/01/2034	501	524
U.S. Small Business Administration, Ser 2015-20F, Cl 1
2.980%, 06/01/2035	132	139
U.S. Small Business Administration, Ser 2017-20H, Cl 1
2.750%, 08/01/2037	234	245
U.S. Small Business Administration, Ser 2018-20A, Cl 1
2.920%, 01/01/2038	243	256
U.S. Small Business Administration, Ser 2018-20B, Cl 1
3.220%, 02/01/2038	377	398
U.S. Small Business Administration, Ser 2018-20E, Cl 1
3.500%, 05/01/2038	242	259
U.S. Small Business Administration, Ser 2019-20D, Cl 1
2.980%, 04/01/2039	28	29
U.S. Small Business Administration, Ser 2019-25G, Cl 1
2.690%, 07/01/2044	28	29
United States Small Business Administration, Ser 2011-20G, Cl 1
3.740%, 07/01/2031	283	299
Vantage Data Centers Issuer, Ser 2019-1A, Cl A2
3.188%, 07/15/2044 (A)	118	123
Vantage Data Centers, Ser 2020-1A, Cl A2
1.645%, 09/15/2045 (A)	387	386
Verizon Owner Trust, Ser 2019-B, Cl A1A
2.330%, 12/20/2023	285	290
Verizon Owner Trust, Ser 2020-A, Cl A1A
1.850%, 07/22/2024	236	241
Wendy’s Funding, Ser 2019-1A, Cl A2I
3.783%, 06/15/2049 (A)	148	155
		11,523

Total Asset-Backed Securities (Cost $14,298) ($ Thousands)		14,469

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS — 3.0%
1011778 B.C. Unlimited Liability Company (New Red Finance, Inc.) (aka Burger King/Tim Hortons), Term B-4 Loan, 1st Lien
1.865%, VAR LIBOR+1.750%, 11/19/2026	$100	$99
Allied Universal Holdco LLC (f/k/a USAGM Holdco, LLC), Initial Term Loan, 1st Lien
4.365%, VAR LIBOR+4.250%, 07/10/2026 (E)	98	98
Amwins Group Inc, 1st Lien
3.000%, 02/19/2028 (E)	40	40
APi Group, Term Loan B, 1st Lien
2.615%, 10/01/2026	99	99
Aramark Services, B4 Cov-Lite, 1st Lien
1.865%, VAR LIBOR+1.750%, 01/15/2027	15	15
Asplundh Tree Expert LLC, 1st Lien
2.615%, 09/07/2027	30	30
Asurion LLC, B-8 Term Loan, 1st Lien
3.365%, 12/23/2026	45	44
Asurion LLC, B-9 Term Loan, 1st Lien
3.365%, 07/31/2027 (E)	30	30
Asurion, LLC (fka Asurion Corporation), New B-7 Term Loan, 1st Lien
3.115%, VAR LIBOR+3.000%, 11/03/2024	49	49
Athenahealth Inc, Term B-1 Loan, 1st Lien
4.453%, 02/11/2026	128	129
Atlantic Aviation FBO Inc., Term Loan, 1st Lien
3.870%, VAR LIBOR+3.750%, 12/06/2025	10	10
Bass Pro Group, Term Loan B, 1st Lien
0.000%, 02/25/2028 (E)	30	30
Berry Global, Inc., Term Y Loan, 1st Lien
2.121%, 07/01/2026 (E)	57	57
BJ’s Wholesale Club, Inc., Tranche B Term Loan, 1st Lien
2.112%, 01/27/2024 (D)(E)	7	7
Brightview Landscapes, LLC, Initial Term Loan (2018), 1st Lien
2.625%, VAR LIBOR+2.500%, 08/15/2025	20	19
Brookfield Wec Holdings Inc., Initial Term Loan, 1st Lien
3.250%, 08/01/2025	20	20
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC), Term B Loan, 1st Lien
2.865%, VAR LIBOR+2.750%, 12/23/2024 (E)	67	66

36	SEI Catholic Values Trust / Annual Report / February 28, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Caesars Resort Collection, LLC, 1st Lien
4.615%, 07/21/2025	$50	$50
Change Healthcare Holdings, Inc. (fka Emdeon Inc.), Closing Date Term Loan, 1st Lien
3.500%, VAR ICE LIBOR USD 1 Month+2.500%, 03/01/2024	109	110
Charter Communications Operating, LLC, Term B-2 Loan, 1st Lien
1.870%, 02/01/2027	10	10
Charter Communications, Term Loan, 1st Lien
1.870%, 04/30/2025 (E)	116	116
Citadel Securities, 1st Lien
2.615%, 02/02/2028 (E)	50	49
CityCenter Holdings, LLC , Term B Loan, 1st Lien
3.000%, VAR LIBOR+2.250%, 04/18/2024	150	148
CSC Holdings, LLC, September 2019 Initial Term Loan, 1st Lien
2.611%, VAR LIBOR+2.500%, 04/15/2027	10	10
DCert Buyer, Inc., Initial Term Loan, 1st Lien
4.115%, VAR LIBOR+4.000%, 10/16/2026 (E)	109	109
Deerfield Dakora Holding, LLC, Term Loan, 1st Lien
4.750%, 04/09/2027	80	80
Dell International LLC, Refinancing Term B-2 Loan, 1st Lien
2.000%, 09/19/2025	45	45
Delta Air Lines, Inc., Term Loan, 1st Lien
5.750%, VAR LIBOR+4.750%, 04/29/2023	80	80
Edelman Financial Center, Term Loan B, 1st Lien
3.115%, VAR LIBOR+3.000%, 07/21/2025	29	29
Elanco Animal Health Inc.,Term Loan 1st Lien
1.873%, 08/01/2027 (E)	8	8
Energizer Holdings, 1st Lien
2.750%, 12/22/2027 (E)	20	20
Entercom Media Corp., Term B-2 Loan, 1st Lien
2.618%, VAR LIBOR+2.500%, 11/18/2024	28	28
Eyecare Partners, LLC, Term Loan, 1st Lien
3.865%, 02/18/2027	30	29
First Eagles Holdings, Inc., Term Loan
2.754%, 02/01/2027	20	20

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Focus Financial Partners, LLC, Term Loan 1st Lien
2.115%, 07/03/2024	$49	$49
Fortress Investments, 1st Lien
2.615%, 06/27/2025 (E)	9	9
Four Seasons Holdings, Inc., 1st Lien
2.115%, 11/30/2023 (E)	49	49
Froneri International Limited, Facility B2, 1st Lien
2.365%, VAR LIBOR+2.250%, 01/29/2027	40	39
Garda World Security Corporation, Initial Term Loan, 1st Lien
4.990%, VAR LIBOR+4.750%, 10/30/2026	14	14
Genesee & Wyoming Inc., Initial Term Loan, 1st Lien
2.254%, VAR LIBOR+2.000%, 12/30/2026 (E)	109	109
GFL Environmental, Refinancing Term Loan, 1st Lien
3.500%, 05/30/2025	10	10
Global Medical, Term Loan B, 1st Lien
5.750%, 10/02/2025	88	88
Go Daddy Operating Company LLC, Tranche B-1 Term Loan, 1st Lien
1.865%, 02/15/2024 (D)(E)	28	28
Go Daddy, Tranche B-L Loan, 1st Lien
1.865%, 02/15/2024 (D)	2	2
Golden Nugget, Inc., Initial Term Loan B, 1st Lien
3.250%, VAR LIBOR+0.070%, 10/04/2023	6	6
Grifols Worldwide Operations Limited, Dollar Tranche B Term Loan, 1st Lien
2.090%, VAR LIBOR+2.000%, 11/15/2027	99	99
Harbor Freight Tools, 1st Lien
4.000%, 10/19/2027 (E)	60	60
Hilton Worldwide Finance LLC, Refinanced Series B-2 Term Loan, 1st Lien
1.868%, VAR LIBOR+1.750%, 06/22/2026	112	112
Horizon Therapeutics, 1st Lien
0.000%, 02/26/2028 (E)	50	50
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.), New Term Loan, 1st Lien
3.115%, VAR LIBOR+3.000%, 05/01/2026 (E)	73	72
Ineos Styrolution Group, Tranche B Dollar Term Loan, 1st Lien
3.250%, 01/29/2026 (E)	40	40

SEI Catholic Values Trust / Annual Report / February 28, 2021	37

SCHEDULE OF INVESTMENTS

February 28, 2021

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Intrawest, Term Loan B-1, 2nd Lien
2.865%, VAR LIBOR+2.750%, 07/31/2024	$39	$39
Jane Street Group, LLC, Dollar Term Loan, 1st Lien
2.865%, 01/26/2028 (E)	59	59
Level 3 Financing, Inc., Tranche B Loan, 1st Lien
1.865%, VAR LIBOR+1.750%, 03/01/2027 (E)	85	84
LifePoint Health, Term Loan, 1st Lien
3.865%, 11/16/2025	85	85
MA Financeco., LLC, Tranche B-3 Term Loan, 1st Lien
2.865%, VAR LIBOR+2.500%, 06/21/2024	1	1
McAfee, LLC, USD Term Loan B, 1st Lien
3.865%, 09/30/2024	89	89
Michaels Inc., Term Loan B, 1st Lien
4.250%, 10/01/2027	30	30
Michaels, 1st Lien
4.250%, 10/01/2027	20	20
Milano Acquistion, Term B Loan, 1st Lien
4.750%, 10/01/2027 (E)	90	90
MPH Acquisition Holdings LLC, Initial Term Loan, 1st Lien
3.750%, VAR LIBOR+2.750%, 06/07/2023	66	66
Nexstar Broadcasting, Inc., Term B-4 Loan, 1st Lien
2.873%, VAR LIBOR+2.750%, 09/18/2026 (E)	114	114
Numericable U.S. LLC, USD TLB-12 Term Loan, 1st Lien
3.800%, VAR LIBOR+3.688%, 01/31/2026	39	39
Option Care Health, Inc., Term B Loan, 1st Lien
3.865%, VAR LIBOR+4.500%, 08/06/2026	40	40
Panther BF Aggregator 2 L P, Initial Dollar Term Loan, 1st Lien
3.615%, VAR LIBOR+3.500%, 04/30/2026 (E)	98	98
PCI Gaming Authority, Term B Facility Loan, 1st Lien
2.615%, VAR LIBOR+2.500%, 05/29/2026	35	35
Peraton Corp, 1st Lien
0.000%, 02/01/2028 (E)	90	91
Petco Health & Wellness, Tem Loan B, 1st Lien
0.000%, 02/25/2028 (E)	50	50

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Phoenix Guarantor Inc., Tranche B-1 Term Loan, 1st Lien
3.361%, VAR LIBOR+3.250%, 03/05/2026	$59	$59
Phoenix Gurantor Inc, Tranche B-2 Term Loans, 1st Lien
4.250%, 03/05/2026	40	40
PPD Inc., Initial Term Loan, 1st Lien
2.750%, 01/13/2028 (E)	100	100
Prime Security Services Borrower, LLC, Refinancing Term B-1 Loan, 1st Lien
3.500%, 09/23/2026 (E)	103	104
Rackspace Technology Global, Inc. Term B Loan, 1st Lien
3.500%, 02/15/2028 (E)	50	50
Realogy Group, 1st Lien
3.000%, 02/08/2025 (D)	4	4
Realpage Inc, 1st Lien
0.000%, 02/18/2028 (E)	80	80
Reynolds Consumer Products LLC, Initial Term Loan, 1st Lien
1.865%, VAR LIBOR+1.750%, 02/04/2027 (E)	100	100
Reynolds Group Holdings Inc., Incremental U.S. Term Loan, 1st Lien
2.865%, VAR LIBOR+2.750%, 02/05/2023 (E)	23	23
Scientific Games International, Inc., Initial Term B-5 Loan, 1st Lien
2.865%, VAR LIBOR+2.750%, 08/14/2024	152	149
Seattle SpinCo, Inc., Initial Term Loan, 1st Lien
2.865%, VAR LIBOR+2.500%, 06/21/2024	9	9
Sotera, Health Holdings, LLC, Refinancing Loan, 1st Lien
3.250%, 12/11/2026	90	90
Station Casinos LLC, Term B-1 Facility Loan, 1st Lien
2.500%, VAR LIBOR+2.250%, 02/08/2027 (E)	50	49
Terrier Media Buyer, Term B Loan, 1st Lien
3.623%, 12/17/2026	40	40
TKC Holdings, 1st Lien
4.750%, 02/01/2023	—	—
TKC Holdings, Inc. Term Loan B, 1st Lien
4.750%, VAR LIBOR+3.750%, 02/01/2023	20	19
Trans Union LLC, 2019 Replacement Term B-5 Loan, 1st Lien
1.865%, VAR LIBOR+1.750%, 11/16/2026 (E)	54	54

38	SEI Catholic Values Trust / Annual Report / February 28, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
TransDigm Inc., Tranche F Refinancing Term Loan, 1st Lien
2.365%, 12/09/2025 (E)	$10	$10
UFC Holdings, LLC, 1st Lien
3.750%, 04/29/2026 (E)	79	79
Univision Communications Inc., 1st Lien
4.750%, 03/15/2026	58	58
US Foods, Inc. (aka U.S. Foodservice, Inc.), Initial Term Loan, 1st Lien
4.365%, 09/13/2026	—	—
1.865%, 06/27/2023 (D)	30	29
Verscend Holding Corp., Term B Loan, 1st Lien
4.615%, 08/27/2025	20	20
Verscend, 1st Lien
0.000%, 08/27/2025 (E)	30	30
VFH Parent LLC, Initial Term Loan, 1st Lien
3.111%, VAR LIBOR+3.000%, 03/01/2026	84	84
VICI Properties 1 LLC, Term B Loan, 1st Lien
1.861%, VAR LIBOR+1.750%, 12/20/2024	100	99
Virgin Media Bristol LLC, N Facility, Term Loan, 1st Lien
2.612%, VAR LIBOR+2.500%, 01/31/2028	105	105
Western Digital Corporation, U.S. Term B-4 Loan, 1st Lien
1.865%, VAR LIBOR+1.750%, 04/29/2023	18	19
Zayo Group Holdings, Inc., Initial Dollar Term Loan, 1st Lien
3.115%, 03/09/2027 (E)	60	60
Ziggo Financing Partnership, Term Loan I Facility, 1st Lien
2.612%, VAR LIBOR+2.500%, 04/30/2028	80	80

Total Loan Participations (Cost $5,291) ($ Thousands)		5,292

SOVEREIGN DEBT — 2.1%
Abu Dhabi Government International Bond
2.500%, 10/11/2022 (A)	400	413
Argentine Republic Government International Bond
2.500%, 07/09/2021	20	7
1.125%, 07/09/2021	136	44
1.000%, 07/09/2029	14	5
0.500%, 07/09/2021	204	74

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Brazilian Government International Bond
5.625%, 01/07/2041	$120	$126
4.750%, 01/14/2050	200	188
4.625%, 01/13/2028	290	312
Colombia Government International Bond
5.625%, 02/26/2044	200	230
Egypt Government International Bond
5.577%, 02/21/2023 (A)	200	208
Indonesia Government International Bond
4.350%, 01/11/2048	400	433
Mexico Government International Bond
4.600%, 02/10/2048	230	235
Nigeria Government International Bond MTN
6.500%, 11/28/2027 (A)	200	214
Peruvian Government International Bond
6.550%, 03/14/2037	10	14
5.625%, 11/18/2050	190	260
Poland Government International Bond
4.000%, 01/22/2024	110	121
Provincia de Buenos Aires
6.500%, 02/15/2023 (A)	200	66
Qatar Government International Bond
4.400%, 04/16/2050 (A)	240	281
Republic of South Africa Government International Bond
4.300%, 10/12/2028	200	198
Uruguay Government International Bond
4.375%, 01/23/2031	200	231

Total Sovereign Debt (Cost $3,580) ($ Thousands)		3,660

MUNICIPAL BONDS — 1.3%
California — 0.2%
California State, Build America, GO
7.500%, 04/01/2034	280	447

Colorado — 0.1%
City & County of Denver, Colorado Airport System Revenue, Ser C, RB
1.722%, 11/15/2027	190	192

Florida — 0.4%
Florida State, Board of Administration Finance, Ser A, RB
2.638%, 07/01/2021	100	101
1.258%, 07/01/2025	465	472
		573

SEI Catholic Values Trust / Annual Report / February 28, 2021	39

SCHEDULE OF INVESTMENTS

February 28, 2021

Catholic Values Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Illinois — 0.3%
Chicago, Metropolitan Water Reclamation District, GO
5.720%, 12/01/2038	$345	$471

Michigan — 0.1%
Michigan State, Finance Authority, RB Callable 03/01/2023 @ 100
2.366%, 09/01/2049 (F)	220	226

Missouri — 0.0%
Missouri State, Health & Educational Facilities Authority, RB Callable 11/15/2049 @ 100
3.229%, 05/15/2050	70	77

New York — 0.2%
New York State, Urban Development, RB
5.770%, 03/15/2039	275	342

Total Municipal Bonds (Cost $2,146) ($ Thousands)		2,328

	Shares

CASH EQUIVALENT — 3.0%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	5,273,799	5,274

Total Cash Equivalent (Cost $5,274) ($ Thousands)		5,274

Total Investments in Securities — 103.2% (Cost $176,791) ($ Thousands)		$180,986

	Contracts

PURCHASED OPTION** — 0.0%
Total Purchased Option (G) (Cost $6) ($ Thousands)	57	$7

WRITTEN OPTIONS* — 0.0%
Total Written Options (G) (Premiums Received $17) ($ Thousands)	(42)	$(14)

40	SEI Catholic Values Trust / Annual Report / February 28, 2021

A list of the open options held by the Fund at February 28, 2021, is as follows:

Description	Number of Contracts	Notional Amount (Thousands) †	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTION — 0.0%

Put Options
March 2022, IMM Eurodollar Future Option*	57	$7	$99.63	3/19/2022	$7

Total Purchased Option		$7			$7

WRITTEN OPTIONS — 0.0%

Put Options
March 2022, IMM Eurodollar Future Option*	(24)	$(5)	99.75	03/19/22	$(4)

		(5)			(4)

Call Options
May 2021, U.S. 10-Year Future Option *	(12)	(8)	134.00	04/17/21	(6)
May 2021, U.S. Bond Future Option *	(6)	(4)	164.00	04/17/21	(4)

		(12)			(10)

Total Written Options		$(17)			$(14)

†	Represents Cost

A list of the open futures contracts held by the Fund at February 28, 2021, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
90-Day Euro$	(47)	Mar-2021	$(11,704)	$(11,729)	$(25)
U.S. 10-Year Treasury Note	11	Jun-2021	1,474	1,460	(14)
U.S. 2-Year Treasury Note	(3)	Jun-2021	(663)	(662)	1
U.S. 5-Year Treasury Note	(30)	Jun-2021	(3,744)	(3,719)	25
U.S. Long Treasury Bond	29	Jun-2021	4,718	4,617	(101)
U.S. Ultra Long Treasury Bond	18	Jun-2021	3,465	3,403	(62)
			$(6,454)	$(6,630)	$(176)

A list of the open forward foreign currency contracts held by the Fund at February 28, 2021, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	04/19/21	USD	159	ZAR	2,370	$(4)
Citigroup	04/19/21	USD	555	GBP	409	17
Citigroup	04/19/21	USD	734	BRL	3,940	(28)
Citigroup	04/19/21	USD	1,110	JPY	114,451	(35)
Citigroup	04/19/21	USD	1,122	IDR	15,760,196	(35)
Citigroup	04/19/21	USD	1,170	AUD	1,499	(10)
Citigroup	04/19/21	EUR	1,642	USD	2,002	7
Citigroup	04/19/21	USD	1,913	RUB	144,123	9
Citigroup	04/19/21	USD	2,332	CAD	2,954	2
						$(77)

SEI Catholic Values Trust / Annual Report / February 28, 2021	41

SCHEDULE OF INVESTMENTS

February 28, 2021

Catholic Values Fixed Income Fund (Concluded)

A list of open centrally cleared swap agreements held by the Fund at February 28, 2021, is as follows:

Credit Default Swaps
Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX.NA IG.34	Sell	1.00%	Quarterly	06/20/2025	(4,351)	$69	$10	$59
CDX.NA.HY.35	Sell	5.00%	Quarterly	12/20/2025	(2,365)	196	92	104
CDX.NA.IG.35	Sell	1.00%	Quarterly	12/20/2025	(8,996)	182	190	(8)

						$447	$292	$155

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
3-MONTH USD - LIBOR	0.19%	Semi-Annually	06/15/2022	USD	3,217	$–	$–	$–
3-MONTH USD - LIBOR	0.38%	Semi-Annually	08/31/2024	USD	3,266	(18)	4	(22)
3-MONTH USD - LIBOR	0.84%	Semi-Annually	11/27/2025	USD	4,359	(36)	(2)	(34)
3-MONTH USD - LIBOR	1.10%	Semi-Annually	12/18/2025	USD	5,219	(31)	–	(31)
0.26%	Federal Funds Rate	Annually	05/15/2027	USD	2,717	108	(8)	116
0.78%	3-MONTH USD - LIBOR	Quarterly	11/15/2027	USD	648	17	–	17
0.56%	Secured Overnight Financing Rate - SOFR	Annually	07/20/2045	USD	800	181	6	175
0.74%	Secured Overnight Financing Rate - SOFR	Annually	08/19/2045	USD	310	59	–	59
0.80%	3-MONTH USD - LIBOR	Quarterly	11/15/2045	USD	177	41	1	40
1.20%	3-MONTH USD - LIBOR	Quarterly	02/15/2047	USD	180	28	1	27
1.225%	3-MONTH USD - LIBOR	Quarterly	02/15/2047	USD	181	27	–	27
1.60%	3-MONTH USD - LIBOR	Quarterly	02/15/2047	USD	235	17	1	16
1.00%	3-MONTH USD - LIBOR	Quarterly	02/15/2047	USD	683	136	8	128
2.00%	USD-LIBOR-BBA	Quarterly	02/15/2047	USD	326	(3)	1	(4)
0.90%	3-MONTH USD - LIBOR	Quarterly	03/17/2050	USD	311	75	–	75
1.20%	3-MONTH USD - LIBOR	Quarterly	10/07/2050	USD	436	75	2	73

						$676	$14	$662

Percentages are based on Net Assets of $175,381 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of February 28, 2021.
†	Investment in Affiliated Security (see Note 5).
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions.
On February 28, 2021, the value of these securities amounted to $31,671 ($ Thousands), representing 18.1% of the Net Assets of the Fund.
(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(C)	Perpetual security with no stated maturity date.
(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(E)	Unsettled bank loan. Interest rate may not be available.
(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.
(G)	Refer to table below for details on Options Contracts.

ARM — Adjustable Rate Mortgage

AUD — Australian Dollar

BBA — British Bankers’ Association

BRL — Brazilian Real

CAD — Canadian Dollar

Cl — Class

CMO — Collateralized Mortgage Obligation

EUR — Euro

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FRESB — Freddie Mac Small Balance Mortgage Trust

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO — General Obligation

ICE— Intercontinental Exchange

IDR — Indonesian Rupiah

IO — Interest Only — face amount represents notional amount.

JPY — Japanese Yen

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

L.P. — Limited Partnership

MTN — Medium Term Note

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

RUB — Russian Ruble

Ser — Series

SOFR — Secured Overnight Financing Rate

STRIPS — Separately Traded Registered Interest and Principal Securities

42	SEI Catholic Values Trust / Annual Report / February 28, 2021

TBA — To Be Announced

USD — U.S. Dollar

VAR — Variable Rate

ZAR — South African Rand

The following is a list of the inputs used as of February 28, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	60,055	–	60,055
Mortgage-Backed Securities	–	58,160	–	58,160
U.S. Treasury Obligations	–	31,748	–	31,748
Asset-Backed Securities	–	14,469	–	14,469
Loan Participations	–	5,292	–	5,292
Sovereign Debt	–	3,660	–	3,660
Municipal Bonds	–	2,328	–	2,328
Cash Equivalent	5,274	–	–	5,274

Total Investments in Securities	5,274	175,712	–	180,986

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Options	7	–	–	7
Written Options	(14)	–	–	(14)
Futures Contracts*
Unrealized Appreciation	26	–	–	26
Unrealized Depreciation	(202)	–	–	(202)
Forwards Contracts*
Unrealized Appreciation	–	35	–	35
Unrealized Depreciation	–	(112)	–	(112)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	163	–	163
Unrealized Depreciation	–	(8)	–	(8)
Interest Rate Swaps*
Unrealized Appreciation	–	753	–	753
Unrealized Depreciation	–	(91)	–	(91)

Total Other Financial Instruments	(183)	740	–	557

*Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation

(depreciation) on the instrument.

For the year ended February 28, 2021, there were no transfers in or out of Level 3 investments.

The following is a summary of the transactions with affiliates for the year ended February 28, 2021 ($ Thousands):

Security Description	Value at 2/29/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 2/28/2021	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$5,584	$105,536	$(105,846)	$—	$—	$5,274	5,273,799	$4	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Catholic Values Trust / Annual Report / February 28, 2021	43

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

February 28, 2021

	Catholic Values Equity Fund		Catholic Values Fixed Income Fund
Assets:
Investments, at Value †	$310,262		$175,712
Affiliated Investments, at Value ††	2,809		5,274
Cash	100		197
Cash Collateral on Futures	174		129
Cash Collateral on Swap Contracts	–		683
Foreign Currency, at Value †††	3,034		43
Receivable for Fund Shares Sold	69		150
Receivable for Investment Securities Sold	94		1,732
Dividends and Interest Receivable	411		833
Unrealized Appreciation on Forward Foreign Currency Contracts	–		35
Unrealized Appreciation on Foreign Spot Currency Contracts	2		–
Options Purchased, at Value ††††	–		7
Foreign Tax Reclaim Receivable	24		–
Receivable for Variation Margin on Futures Contracts	–		90
Receivable for Variation Margin on Swap Contracts	–		8
Prepaid Expenses	14		9
Total Assets	316,993		184,902
Liabilities:
Payable for Investment Securities Purchased	309		9,192
Payable for Fund Shares Redeemed	16		4
Income Distribution Payable	–		1
Options Written, at Value #	–		14
Payable for Variation Margin on Futures Contracts	13		2
Payable for Variation Margin on Swap Contracts	–		75
Administration Fees Payable	61		21
Shareholder Servicing Fees Payable, Class F	21		10
Unrealized Depreciation on Foreign Currency Spot Contracts	2		–
Unrealized Depreciation on Forward Foreign Currency Contracts	–		112
Trustees Fees Payable	2		1
Investment Advisory Fees Payable	103		40
Accrued Expense Payable	36		49
Total Liabilities	563		9,521
Net Assets	$316,430		$175,381
† Cost of Investments	$222,991		$171,517
†† Cost of Affiliated Investments	2,809		5,274
††† Cost of Foreign Currency	3,001		38
†††† Cost of Purchased Options	–		6
# Premiums Received on Written Options	–		17
Net Assets:
Paid-in Capital — (Unlimited Authorization — No Par Value)	$205,014		$171,270
Total Distributable Earnings	111,416		4,111
Net Assets	$316,430		$175,381
Net Asset Value, Offering and Redemption Price Per Share — Class F	$15.20		$10.34
	($294,671,282	÷	($137,168,588	÷
	19,385,814 shares	)	13,260,751 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$15.17		$10.35
	($21,758,513	÷	($38,212,157	÷
	1,434,014 shares	)	3,692,262 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

44	SEI Catholic Values Trust / Annual Report / February 28, 2021

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended February 28, 2021

	Catholic Values Equity Fund	Catholic Values Fixed Income Fund
Investment Income:
Dividends	$4,849	$–
Interest Income	4	4,411
Income from Affiliated Registered Investment Company(1)	3	4
Less: Foreign Taxes Withheld	(165)	–
Total Investment Income	4,691	4,415
Expenses:
Investment Advisory Fees	1,620	595
Administration Fees	810	340
Shareholder Servicing Fees, Class F Shares	615	290
Professional Fees	58	34
Registration Fees	50	32
Printing Fees	34	22
Pricing Fees	24	115
Custodian/Wire Agent Fees	18	40
Trustees’ Fees	6	4
Chief Compliance Officer Fees	1	–
Other Expenses	26	18
Total Expenses	3,262	1,490
Less:
Waiver of Investment Advisory Fees	(494)	(85)
Waiver of Shareholder Servicing Fees, Class F Shares	(369)	(174)
Waiver of Administration Fees	(96)	(75)
Net Expenses	2,303	1,156
Net Investment Income	2,388	3,259
Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	25,987	5,550
Futures Contracts	1,351	(341)
Forward Foreign Currency Contracts	(5)	(536)
Foreign Currency Transactions	(1)	32
Purchased and Written Options	–	31
Swap Contracts	–	(832)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	54,548	(5,952)
Futures Contracts	341	(239)
Forward Foreign Currency Contracts	–	295
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	55	5
Purchased and Written Options	–	22
Swap Contracts	–	1,588
Net Increase in Net Assets Resulting from Operations	$84,664	$2,882

(1)	See Note 5 in the Notes to the Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Catholic Values Trust / Annual Report / February 28, 2021	45

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended February

	Catholic Values Equity Fund		Catholic Values Fixed Income Fund
	2/28/2021	2/29/2020	2/28/2021	2/29/2020
Operations:
Net Investment Income	$2,388	$3,263	$3,259	$3,901
Net Realized Gain on Investments, Futures Contracts, Options and Swap Contracts	27,338	11,017	4,408	2,660
Net Realized Gain (Loss) on Foreign Currency Transactions and Forward Foreign Currency Contracts	(6)	(9)	(504)	169
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Options and Swap Contracts	54,889	(6,159)	(4,581)	10,182
Net Change in Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts, Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	55	—	300	(385)
Net Increase in Net Assets Resulting from Operations	84,664	8,112	2,882	16,527
Distributions:
Class F	(8,498)	(9,268)	(5,002)	(3,891)
Class Y	(839)	(1,641)	(2,452)	(1,488)
Total Distributions	(9,337)	(10,909)	(7,454)	(5,379)
Capital Share Transactions:
Class F:
Proceeds from Shares Issued	23,310	13,498	31,734	14,313
Reinvestment of Dividends & Distributions	8,495	9,259	4,985	3,874
Cost of Shares Redeemed	(24,549)	(29,851)	(11,871)	(17,916)
Net Increase (Decrease) in Net Assets from Class F Transactions	7,256	(7,094)	24,848	271
Class Y:
Proceeds from Shares Issued	909	7,293	9,317	20,069
Reinvestment of Dividends & Distributions	839	1,642	2,451	1,484
Cost of Shares Redeemed	(8,853)	(22,848)	(31,432)	(1,604)
Net Increase (Decrease) in Net Assets from Class Y Transactions	(7,105)	(13,913)	(19,664)	19,949
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	151	(21,007)	5,184	20,220
Net Increase (Decrease) in Net Assets	75,478	(23,804)	612	31,368
Net Assets:
Beginning of Year	240,952	264,756	174,769	143,401
End of Year	$316,430	$240,952	$175,381	$174,769
Capital Share Transactions:
Class F:
Shares Issued	1,919	1,081	2,978	1,402
Shares Issued in Lieu of Dividends & Distributions	584	729	469	377
Shares Redeemed	(1,805)	(2,368)	(1,172)	(1,749)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	698	(558)	2,275	30
Capital Share Transactions:
Class Y:
Shares Issued	87	585	883	1,953
Shares Issued in Lieu of Dividends & Distributions	58	130	230	144
Shares Redeemed	(596)	(1,790)	(2,987)	(158)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(451)	(1,075)	(1,874)	1,939

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

46	SEI Catholic Values Trust / Annual Report / February 28, 2021

FINANCIAL HIGHLIGHTS

For the the years ended February 28, or February 29,

For a share outstanding throughout the year

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Catholic Values Equity Fund
Class F
2021	$11.71	$0.11	$3.82	$3.93	$(0.12)	$(0.32)	$(0.44)	$15.20	33.76%	$294,671	0.86%	1.23%	0.87%	65%
2020	11.93	0.15	0.14	0.29	(0.15)	(0.36)	(0.51)	11.71	2.09	218,926	0.86	1.24	1.19	34
2019	12.53	0.15	(0.13)	0.02	(0.15)	(0.47)	(0.62)	11.93	0.62	229,548	0.82	1.24	1.26	49
2018	10.61	0.11	1.90	2.01	(0.09)	—	(0.09)	12.53	18.93	225,146	0.86	1.24	0.94	56
2017	8.57	0.09	2.05	2.14	(0.10)	—	(0.10)	10.61	25.03	185,908	0.86	1.25	0.88	63
Class Y
2021	$11.69	$0.13	$3.81	$3.94	$(0.14)	$(0.32)	$(0.46)	$15.17	33.84%	$21,759	0.76%	0.98%	0.99%	65%
2020	11.90	0.16	0.15	0.31	(0.16)	(0.36)	(0.52)	11.69	2.28	22,026	0.76	0.99	1.31	34
2019	12.51	0.16	(0.13)	0.03	(0.17)	(0.47)	(0.64)	11.90	0.71	35,207	0.76	0.99	1.31	49
2018	10.60	0.12	1.90	2.02	(0.11)	—	(0.11)	12.51	19.05	34,541	0.76	0.99	1.06	56
2017	8.56	0.10	2.06	2.16	(0.12)	—	(0.12)	10.60	25.28	11,516	0.76	1.00	0.98	63
Catholic Values Fixed Income Fund
Class F
2021	$10.56	$0.19	$0.05	$0.24	$(0.20)	$(0.26)	$(0.46)	$10.34	2.25%	$137,169	0.71%	0.95%	1.88%	126%
2020	9.83	0.25	0.84	1.09	(0.28)	(0.08)	(0.36)	10.56	11.28	115,971	0.71	0.95	2.54	128
2019	9.79	0.25	0.07	0.32	(0.28)	—	(0.28)	9.83	3.29	107,715	0.67	0.96	2.66	159
2018	9.93	0.20	(0.11)	0.09	(0.23)	—	(0.23)	9.79	0.87	116,124	0.71	0.96	2.06	194
2017	9.89	0.19	0.11	0.30	(0.23)	(0.03)	(0.26)	9.93	3.11	111,465	0.71	1.04	1.87	124
Class Y
2021	$10.56	$0.21	$0.05	$0.26	$(0.21)	$(0.26)	$(0.47)	$10.35	2.45%	$38,212	0.61%	0.70%	1.99%	126%
2020	9.84	0.27	0.82	1.09	(0.29)	(0.08)	(0.37)	10.56	11.28	58,798	0.61	0.70	2.62	128
2019	9.81	0.26	0.06	0.32	(0.29)	—	(0.29)	9.84	3.29	35,686	0.61	0.71	2.72	159
2018	9.94	0.23	(0.12)	0.11	(0.24)	—	(0.24)	9.81	1.07	35,191	0.61	0.74	2.35	194
2017	9.89	0.20	0.15	0.35	(0.24)	(0.03)	(0.27)	9.94	3.32	1,170	0.61	0.79	1.97	124

†

Returns and portfolio turnover rates are for the years indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
The accompanying notes are an integral part of the financial statements.
Amounts designated as “—” are either $0 or have been rounded to $0.

SEI Catholic Values Trust / Annual Report / February 28, 2021	47

NOTES TO FINANCIAL STATEMENTS

February 28, 2021

1. ORGANIZATION

SEI Catholic Values Trust (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 8, 2014.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company with two operational Funds: Catholic Values Equity Fund (“Equity Fund”) and Catholic Values Fixed Income Fund (“Fixed Income Fund”) (each a “Fund,” collectively, the “Funds”), both of which are diversified Funds. The Trust is registered to offer: Class F and Class Y shares of the Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectuses provide a description of each Fund’s investment objective and strategies.

In addition to its objective and strategies, each of the Funds makes investment decisions consistent with Catholic values on a range of social and moral concerns that may include: protecting human life; promoting human dignity; reducing arms production; pursuing economic justice; protecting the environment, and encouraging corporate responsibility. Potential investments for the Funds are first selected for financial soundness and then evaluated according to the Funds’ social criteria. The Adviser has engaged an independent compliance support organization that has identified a list of issuers that do not align with Catholic values. The Funds will not invest in issuers identified through this process. The Adviser reserves the right to modify the criteria from time to time to maintain alignment with evolving Catholic social and moral positions.

2. SIGNIFICANT POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (“NASDAQ”) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be

48	SEI Catholic Values Trust / Annual Report / February 28, 2021

expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options and warrants are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (“Centrally Cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, monitors the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, notifies the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price

SEI Catholic Values Trust / Annual Report / February 28, 2021	49

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2021

its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

The Equity Fund and Fixed Income Fund, which may hold international securities, use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, these Funds will value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts.

The valuation techniques used by the Funds to measure fair value during the year ended February 28, 2021 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended February 28, 2021, there have been no significant changes to the Trust’s fair valuation methodologies. For details of the investment classifications reference the Schedules of Investments.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

50	SEI Catholic Values Trust / Annual Report / February 28, 2021

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. In addition, fixed income funds will utilize futures contracts to help manage duration and yield curve exposure. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are market-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

It is the Funds’ policy to present the gross variation margin payable and the gross variation margin receivable of the future contracts separately on the Statements of Assets and Liabilities as the Funds do not have a master netting agreement with the counter party to the future contracts.

Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of February 28, 2021, if applicable.

Master Limited Partnerships — Investments in units of master limited partnerships (“MLPs”) involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. The benefit a Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to a Fund of distributions from the MLP, likely causing a reduction in the value of a Fund’s shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

Inflation-Indexed Bonds — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-

SEI Catholic Values Trust / Annual Report / February 28, 2021	51

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2021

indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Options Written/Purchased — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. In connection with option agreement securities may be set aside as collateral by a Fund’s custodian.

The cost of purchased options and the premiums received for written options that are presented in the Schedule of Investments are representative of the volume of activity during the year ended February 28, 2021.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open options contracts as of February 28, 2021, if applicable.

Securities Sold Short — To the extent consistent with its Investment Objective and Strategies, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Refer to each Fund’s Schedule of Investments for details regarding securities sold short as of February 28, 2021, if applicable.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts as an efficient means to synthetically obtain exposure to securities or baskets of securities and to manage a Fund’s interest rate duration and yield curve exposure. Swap contracts may also be used to mitigate a Fund’s overall level of risk and/or a Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A Fund may buy credit default swaps in an attempt to manage credit risk where a Fund has credit exposure to an issuer, and a Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “Basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments

52	SEI Catholic Values Trust / Annual Report / February 28, 2021

(i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are “marked-to-market” daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations. Centrally Cleared swaps are valued at the settlement price established each day by the board on exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“Variation Margin”) on the Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

It is the Funds’ policy to present the gross variation margin payable and the gross variation margin receivable of the swap contracts separately on the Statements of Assets and Liabilities as the Funds do not have a master netting agreement with the counter party to the swap contracts. See Note 3 for further details. Refer to each Fund’s Schedule of Investments, for details regarding open swap agreements as of February 28, 2021, if applicable.

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “Equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches

SEI Catholic Values Trust / Annual Report / February 28, 2021	53

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2021

can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on its Class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities — Throughout the period, the Funds may own private placement investments that were purchased through private offerings or acquired through initial public offerings that could not be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption there from. In addition, the Funds had generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of those investments. These investments were valued at amortized cost, which approximates fair value, as determined in accordance with the procedures approved by the Board of Trustees. At February 28, 2021, the Funds did not own any restricted securities.

Classes — Class-specific expenses are borne by that class of shares. Income, expenses, and realized and unrealized gains/losses and non- class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Dividends and Distributions to Shareholders — The Equity Fund will distribute its net investment income annually. The Fixed Income Fund declares its net investment income daily and distributes monthly. The Funds make distributions of capital gains, if any, at least annually.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

54	SEI Catholic Values Trust / Annual Report / February 28, 2021

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

As of February 28, 2021, the Fixed Income Fund is the seller (“Providing Protection”) on a total notional amount of $15.7 million. The notional amounts of the swaps are not recorded in the financial statements. The notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund were the seller of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Fund is providing protection at balance sheet date are summarized as follows:

FIXED INCOME FUND
WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CREDIT DEFAULT SWAPS		CREDIT DEFAULT SWAP INDEX
REFERENCE ASSET	CORPORATE DEBT	SOVERIGN DEBT	ASSET BACKED SECURITIES	CORPORATE DEBT	Total
Fair value of written credit derivatives	$—	$—	$—	$447,151	$447,151
Maximum potential amount of future payments	—	—	—	15,712,000	15,712,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—
Collateral held by the Fund can obtain upon occurrence of triggering event	—	—	—	—	—

1

Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
FIXED INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$—	$—	$—	$13,347,000	$—	$13,347,000
> than 100	—	—	—	2,365,000	—	2,365,000
Total	$—	$—	$—	$15,712,000	$—	$15,712,000

*

The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

SEI Catholic Values Trust / Annual Report / February 28, 2021	55

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2021

4. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the period. For Funds that held derivatives throughout the period with only one type of risk exposure, additional information can be found on the Schedule of Investments and the Statements of Operations.

The fair value of derivative instruments as of February 28, 2021 was as follows ($ Thousands):

	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:

Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$26	*	Net Assets — Unrealized depreciation on futures contracts	$202	*
	Net Assets — Unrealized appreciation on swap contracts	753	†	Net Assets — Unrealized depreciation on swap contracts	91	†
	Options purchased, at value	7		Options written, at value	14
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	35		Unrealized loss on forward foreign currency contracts	112
Credit Contracts	Net Assets — Unrealized appreciation on swap contracts	163	†	Net Assets — Unrealized depreciation on swap contracts	8	†

Total Derivatives not accounted for as hedging instruments		$984			$427

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

† Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities for swap contracts that have paid premiums.

The effect of derivative instruments on the Statements of Operations for the year ended February 28, 2021.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Futures	Forward Currency Contracts	Swaps	Total
Equity Fund
Equity Contracts	$—	$1,351	$ —	$—	$1,351
Foreign Exchange Contracts	—	—	(5)	—	(5)
Total	$—	$1,351	$ (5)	$—	$1,346
Fixed Income Fund
Interest Rates	$31	$(341)	$ —	$(1,050)	$(1,360)
Foreign exchange contracts	—	—	(536)	—	(536)
Credit contracts	—	—	—	218	218
Total	$31	$(341)	$(536)	$ (832)	$(1,678)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):
Derivatives Not Accounted for as Hedging Instruments	Options	Futures	Forward Currency Contracts	Swaps	Total
Equity Fund
Equity Contracts	$—	$341	$ —	$ —	$ 341
Total	$—	$ 341	$ —	$ —	$ 341
Fixed Income Fund
Interest Rates	$22	$(239)	$ —	$1,417	$1,200
Foreign exchange contracts	—	—	295	—	295
Credit contracts	—	—	—	171	171
Total	$22	$(239)	$295	$1,588	$1,666

56	SEI Catholic Values Trust / Annual Report / February 28, 2021

The following table discloses the volume of the Fund’s futures contracts, forward foreign currency contracts and swap activity during the year ended February 28, 2021 ($ Thousands):

	Catholic Values Equity Fund	Catholic Values Fixed Income Fund

Futures Contracts:

Equity Contracts

Average Notional Balance Long	$4,494	$–

Ending Notional Balance Long	3,083	–

Interest Contracts

Average Notional Balance Long	–	9,289

Average Notional Balance Short	–	13,950

Ending Notional Balance Long	–	9,657

Ending Notional Balance Short	–	16,111

Forward Foreign Currency Contracts:

Average Notional Balance Long	–	10,244

Average Notional Balance Short	–	10,177

Ending Notional Balance Long	–	11,013

Ending Notional Balance Short	–	11,090

Swaps:

Credit Contracts

Average Notional Balance Short	–	13,950

Ending Notional Balance Short	–	15,712

Interest Contracts

Average Notional Balance	–	16,474

Ending Notional Balance	–	23,065

Options/Swaptions:

Interest

Average Notional Balance Long†	–	4

Average Notional Balance Short†	–	7

Ending Notional Balance Long†	–	6

Ending Notional Balance Short†	–	17

† Represents cost.

5. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration, Distribution and Custodian Agreements —SIMC serves as each Fund’s investment adviser (the “Adviser”) and “Manager of Managers” under an investment advisory agreement approved by the shareholders of each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

The Fund has adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) under which a shareholder servicing fee of up to 0.25% of the average daily net assets of Class F shares of the Funds will be paid to other service providers. Under the Shareholder Servicing Plan, other service providers may perform, or may compensate other service providers for performing, certain shareholder and administrative services.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level.

The waivers by the Funds’ Adviser, Administrator and/ or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time. In addition, some Funds may participate in a commission recapture program where the Funds’ trades may be executed through the Funds’ distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses.

The following is a summary of annual fees payable to the Adviser and Distributor and the voluntary expense limitations for each Fund:

	Advisory Fee	Shareholder Servicing Fee	Voluntary Expense Limitation

Equity Fund

Class F	0.60%	0.25%	0.86%

Class Y	0.60%	0.00%	0.76%

Fixed Income Fund

Class F	0.35%	0.25%	0.71%

Class Y	0.35%	0.00%	0.61%

SEI Catholic Values Trust / Annual Report / February 28, 2021	57

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2021

The following is a summary of annual fees payable to the Administrator:

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Equity Fund	0.300%	0.260%	0.210%	0.1700%	0.120%
Fixed Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%

Investment Sub-Advisory Agreements — As of February 28, 2021, SIMC has entered into Investment Sub-Advisory Agreements with the following parties:

Investment Sub-Adviser

Equity Fund

Brandywine Global Investment Management, LLC

Coho Partners, Ltd.

Copeland Capital Management, LLC

Fred Alger Management, Inc.

Lazard Asset Management LLC

Parametric Portfolio Associates LLC

Snow Capital Management, L.P.

Wells Capital Management, Inc.

Fixed Income Fund

Income Research & Management

Western Asset Management Company

Western Asset Management Company Limited

Under the investment sub-advisory agreements, each sub-adviser receives an annual fee, paid by SIMC.

U.S. Bank, N.A. serves as the custodian of the Fixed Income Fund. Brown Brothers Harriman & Co. serves as the custodian of the Equity Fund. The custodians play no role in determining the investment policies of the Funds or which securities are to be purchased or sold in the Funds.

Investment in Affiliated Securities — The Funds may invest in the SEI Daily Income Trust Government Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Refer to the Fund’s Schedule of Investments for details regarding transactions with affiliates for the year ended February 28, 2021, if applicable.

Payment to Affiliates — Certain officers and Trustees of the Trust are also officers and/or Trustees of the Administrator, Adviser, or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator, Adviser and/or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Trust as incurred.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes.

Participation in the Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the Trust’s Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. As of February 28, 2021 and for the year then ended, the Trust has not participated in the Program.

6. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities other than temporary cash investments, during the year ended February 28, 2021, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Equity Fund
Purchases	$—	$171,470	$171,470
Sales	—	177,770	177,770

Fixed Income Fund
Purchases	158,292	43,401	201,693
Sales	173,620	31,177	204,797

7. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and

58	SEI Catholic Values Trust / Annual Report / February 28, 2021

net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature.

The permanent differences primarily consist of foreign currency translations, reclassification of long term capital gain distribution on REITs, investments in publicly traded partnerships, investments in PFICs, gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, and investments in swaps and distribution reclassification.

The tax character of dividends and distributions during the last two fiscal years was as follows:

	Tax-Exempt Income ($ Thousands)	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Total ($ Thousands)
Catholic Values Equity Fund

2021	$—	$3,944	$5,393	$9,337
2020	—	3,242	7,667	10,909

Catholic Values Fixed Income Fund

2021	—	6,610	844	7,454
2020	—	5,379	—	5,379

As of February 28, 2021, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings/ (Accumulated Losses) ($ Thousands)
Catholic Values Equity Fund	$9,538	$15,722	$—	$—	$—	$86,177	$(21)	$111,416
Catholic Values Fixed Income Fund	506	—	—	(323)	—	4,713	(785)	4,111

During the fiscal year ended February 28, 2021, no Funds used capital loss carryforward to offset capital gains.

Other temporary differences primarily consist of straddle loss deferral and deferred start-up costs.

For Federal income tax purposes, the cost of securities owned at February 28, 2021, and net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales, PFIC MTM, and MLP basis adjustments, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at February 28, 2021, were as follows:

	Federal Tax Cost ($ Thousands)	Aggregate Gross Unrealized Appreciation ($ Thousands)	Aggregate Gross Unrealized Depreciation ($ Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)
Equity Fund Fund	$226,926	$91,739	$(5,594)	$86,145
Fixed Income Fund Fund	177,060	6,948	(2,235)	4,713

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of February 28, 2021, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8. CONCENTRATION/RISKS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty to the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claim is considered remote.

SEI Catholic Values Trust / Annual Report / February 28, 2021	59

NOTES TO FINANCIAL STATEMENTS (Continued)

February 28, 2021

The market values of the Fixed Income Fund’s investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Catholic Values Investing Risk — The Funds consider the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (“Guidelines”) in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with the Guidelines. This means that the Funds may underperform other similar mutual funds that do not consider the Guidelines when making investment decisions.

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk —The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk, credit risk, valuation risk and liquidity risk. Credit risk is described above. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC)

60	SEI Catholic Values Trust / Annual Report / February 28, 2021

derivative instruments will not have liquidity beyond the counterparty to the investment. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a swap. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by some shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Economic Risks of Global Health Events — Global health events and pandemics, such as COVID-19, have the ability to affect—quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risk that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk —The risk that the equity or fixed income securities in which a Fund invests may underperform other segments of the equity or fixed income markets or the equity or fixed income markets as a whole.

Leverage Risk — The Fund’s use of equity swaps may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond

SEI Catholic Values Trust / Annual Report / February 28, 2021	61

NOTES TO FINANCIAL STATEMENTS (Concluded)

February 28, 2021

market as a whole. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Manager Risk — The success of the Fund’s investment strategy depends both on SIMC’s selection of the Sub-Advisers and allocating assets to such Sub-Advisers, as well as the Sub-Advisers’ success or failure in implementing the Fund’s investment strategies. SIMC or a Sub-Adviser may be incorrect in assessing market trends, the value or growth capability of particular securities or asset classes.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Participation Notes (P-Notes) Risk — Participation notes (P-Notes) are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Small and Medium Capitalization Risk —The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

U.S. Government Securities Risk —Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are

62	SEI Catholic Values Trust / Annual Report / February 28, 2021

backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Funds. The foregoing is not intended to be a complete discussion of the risks associated with the investment strategies of the Funds.

9. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of February 28, 2021, SPTC held of record the following:

Equity Fund

Class F	98.90%

Class Y	38.76%

Fixed Income Fund

Class F	97.79%

Class Y	63.33%

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the advisors and financial planners. SPTC maintains accounts at SEI Institutional Transfer Agency (“SITA”), and operates in an omnibus fund account environment.

10. REGULATORY MATTERS

In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR very likely will cease to be published after that time. Various financial industry groups have begun planning for that transition, whether through market wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for a fund. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect a fund’s performance or NAV.

11. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of February 28, 2021.

SEI Catholic Values Trust / Annual Report / February 28, 2021	63

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

SEI Catholic Values Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SEI Catholic Values Trust, comprised of the Catholic Values Equity Fund and Catholic Values Fixed Income Fund (collectively, the Funds), including the schedules of investments, as of February 28, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 28, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2021, by correspondence with the custodians, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

April 29, 2021

64	SEI Catholic Values Trust / Annual Report / February 28, 2021

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of February 28, 2021.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5794.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 74 yrs. old	Chairman of the Board of Trustees*	since 2015	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	93	President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust from 2015 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 80 yrs. old	Trustee*	since 2015	Self-employed consultant since 2003.Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	93	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund from 2014 to 2018. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, Schroder Series Trust, Schroder Global Series Trust and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 78 yrs. old	Trustee	since 2015	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	93	Member of the independent review committee for SEI’s Canadian-registered mutual funds from 2011 to 2017. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust from 1996 to 2017. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Catholic Values Trust, SEI Tax Exempt Trust and New Covenant Funds.

SEI Catholic Values Trust / Annual Report / February 28, 2021	65

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 63 yrs. old	Trustee	since 2015	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	93	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Trustee	since 2015	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	93	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 78 yrs. old	Trustee	since 2015	Retired Private Investor since 1994.	93	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, The KP Funds, New Covenant Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 77 yrs. old	Trustee	since 2015	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	93	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 66 years old	Trustee	since 2015	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006- 2015. Partner Ernst & Young LLP from 1997-2015. Prudential, 1983-1997.Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	93	Trustee of SEI Insurance Products Trust from 2016 to 2020. Trustee of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James B. Taylor One Freedom Valley Drive Oaks, PA 19456 70 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	93	Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.
Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 62 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2008. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	93	Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Catholic Values Trust, SEI Tax Exempt Trust and New Covenant Funds.

66	SEI Catholic Values Trust / Annual Report / February 28, 2021

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 74 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter A. Rodriguez One Freedom Valley Drive Oaks, PA 19456 59 yrs. old	Controller and Chief Financial Officer	since 2020	Director, Fund Accounting, SEI Investments Global Funds Services since April 2020 and previously from March 2011 to March 2015; Director, Financial Reporting from June 2017 to March 2020. Director, Centralized Operations from March 2015 to June 2017.	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Assistant Controller	since 2017	Director, Fund Accounting, SEI Investments Global Funds Services since April 2020 and previously from March 2011 to March 2015; Director, Financial Reporting from June 2017 to March 2020. Director, Centralized Operations from March 2015 to June 2017.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 58 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust from 2013 to 2020. Chief Compliance Officer of The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III since 2014. Chief Compliance Officer of Winton Series Trust from 2014 to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund from 2014 to 2018. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015. Chief Compliance Officer of Schroder Series Trust and Schroder Global Series Trust since 2017.	N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 50 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 44 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 53 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since January 2004.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 40 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Catholic Values Trust, SEI Tax Exempt Trust and New Covenant Funds.

SEI Catholic Values Trust / Annual Report / February 28, 2021	67

DISCLOSURE OF FUND EXPENSES (Unaudited)

February 28, 2021

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (September 1, 2020 through February 28, 2021).

The table on this page illustrates your fund’s costs in two ways:

Actual fund return: This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% return: This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 9/1/20	Ending Account Value 2/28/21	Annualized Expense Ratios	Expenses Paid During Period*
Catholic Values Equity Fund
Actual Fund Return
Class F	$1,000.00	$1,174.10	0.86%	$4.64
Class Y	1,000.00	1,175.50	0.76	4.10
Hypothetical 5% Return
Class F	$1,000.00	$1,020.53	0.86%	$4.31
Class Y	1,000.00	1,021.03	0.76	3.81

	Beginning Account Value 9/1/20	Ending Account Value 2/28/21	Annualized Expense Ratios	Expenses Paid During Period*
Catholic Values Fixed Income Fund
Actual Fund Return
Class F	$1,000.00	$984.10	0.71%	$3.49
Class Y	1,000.00	984.60	0.61	3.00
Hypothetical 5% Return
Class F	$1,000.00	$1,021.27	0.71%	$3.56
Class Y	1,000.00	1,021.77	0.61	3.06

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

68	SEI Catholic Values Trust / Annual Report / February 28, 2021

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

SEI Catholic Values Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In the case of the initial approval of a Sub-Advisory Agreement, only the approval of a majority of the Board, including a majority of the Independent Trustees, is required, pursuant to an exemptive order that has been granted to the Trust by the Securities and Exchange Commission. In connection with their consideration of such initial approvals and renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

SEI Catholic Values Trust / Annual Report / February 28, 2021	69

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Concluded)

At the March 23-25, 2020 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on June 22-24, 2020, September 14-16, 2020 and December 7-9, 2020. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates’ voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding any applicable cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board

70	SEI Catholic Values Trust / Annual Report / February 28, 2021

also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Catholic Values Trust / Annual Report / February 28, 2021	71

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a February 28, 2021, taxable year end, this notice is for informational purposes only. For shareholders with a February 28, 2021, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended February 28, 2021, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Total Distributions (Tax Basis)	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(F) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	Qualifying Business Income (3)	(G) U.S. Government Interest (4)	(H) Interest Related Dividends (5)	(I) Short-Term Capital Gain Dividends (6)
Equity Fund*	0.00%	57.76%	42.24%	100.00%	39.03%	52.55%	0.00%	0.00%	0.01%	100.00%
Fixed Income Fund*	0.00%	11.25%	88.75%	100.00%	0.00%	0.00%	0.00%	4.23%	55.98%	100.00%

(1)

“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

(4)

“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(5)

The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(6)

The percentage of this column represents the amount of “Short Term Capital Gain Dividend” and is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

* Shareholders who are residents of California, Connecticut and New York, these funds have not met the statutory threshold requirements to permit exemption of these amounts from state income tax.

Items (A), (B), (C) and (D) are based on the percentage of each fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions”.

Item (G) is based on the percentage of gross income of each Fund.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gains distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

72	SEI Catholic Values Trust / Annual Report / February 28, 2021

SEI CATHOLIC VALUES TRUST / ANNUAL REPORT / FEBRUARY 28, 2021

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter Rodriguez

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI-F-198 (2/21)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote, George J. Sullivan, Jr. and Hubert L. Harris, Jr. Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2021 and 2020 as follows:

		Fiscal Year 2021			Fiscal Year 2020
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$58,220	$0	N/A	$57,095	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$331,000	$0	$0	$412,463	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed in this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2021	Fiscal 2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2021 and 2020 were $331,000 and $412,463, respectively. Non-audit fees consist of a SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17 Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Catholic Values Equity Fund and the Catholic Values Fixed Income Fund are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board.

Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Catholic Values Trust

By	/s/ Robert A. Nesher
Robert A. Nesher, President & CEO

Date: May 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher, President & CEO

Date: May 7, 2021

By	/s/ Peter A. Rodriguez
Peter A. Rodriguez, Controller & CFO

Date: May 7, 2021